[LOGO] ING PILGRIM

                                                       Annual Report

                                 March 31, 2001

                                 Class Q

                                                       INCOME FUNDS

                                                       Pilgrim GNMA Income
                                                       Pilgrim Strategic Income
                                                       Pilgrim High Yield
                                                       Pilgrim High Yield II
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                                TABLE OF CONTENTS
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          Letter to Shareholders ...............................     1
          Portfolio Managers' Reports ..........................     2
          Index Descriptions ...................................    10
          Shareholder Meeting Results ..........................    11
          Report of Independent Accountants ....................    15
          Statements of Assets and Liabilities .................    16
          Statements of Operations .............................    18
          Statements of Changes in Net Assets ..................    21
          Financial Highlights .................................    24
          Notes to Financial Statements ........................    28
          Portfolios of Investments ............................    41
          Tax Information ......................................    53
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the March 31, 2001 Annual the Pilgrim Funds which offered Q classes as of March 31, 2001.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are four Income Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the Report for individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
May 4, 2001

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Income
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                                                                       Portfolio
PILGRIM GNMA INCOME FUND                                        Managers' Report
--------------------------------------------------------------------------------

Management Team: Denis P. Jamison C.F.A., Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and a high level of safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages. The principal risks to which shareholders are exposed relate to changes in general market interest rates. When interest rates rise, mortgage and bond prices decline and this tends to reduce the net asset value of the Fund. If interest rates suddenly decline, mortgage prepayments will increase; this tends to limit the upside price performance of mortgages and the Fund. Management seeks to mitigate these risks through correct mortgage selection and adjusting the asset mix between mortgages and U.S. Treasury bonds.

Market Overview: Bond investors have been well rewarded over the last twelve months. The economy slowed from a 5%-plus rate of growth in the first half of 2000 to a mere 1% by the final quarter of the year. Many economists think the economy will actually shrink during the first half of this year. Bond and stock investors saw the writing on the wall long before the Federal Reserve governors. Stocks tumbled; domestic and foreign investors sought refuge in fixed income securities. The Lehman Brothers Aggregate Bond Index gained 12.5% during the year ended March 31st, including a 3.0% up tick in the first quarter. By January, the Federal Reserve began to recognize the need to lower interest rates and revive credit expansion. Since January 1st, they have reduced short-term interest rates from 6.5% to 5.0%. Liquidity is beginning to flow again. Money supply growth (M2) has accelerated from about 6.5% to better than 10% in the last two months. The initial phase of the bond market rally (from March 31, 2000 to year-end) raised all ships. The latest gains, however, have all been in the shorter end of the curve. We think this disparity is a harbinger of tougher times ahead for the bond market.

Performance: For the period from inception (02/26/01) through March 31, 2001, the Fund's Class Q shares provided a total return of 1.41% compared to the Lehman Brothers Mortgage-Backed Securities Index ("LBMBS Index") which returned 0.58% for the same period. The Fund's yield on March 31st was 5.47%

Portfolio Specifics: During much of last year, we extended the portfolio's average maturity as the bond market rallied. This was accomplished through the addition of lower coupon, prepayment-protected, multifamily mortgages. During January and February, we added a position in long-term U.S. Treasury bonds. However, it became increasingly clear that the bond market's valuation problems were beginning to outweigh the positives of declining short-term interest rates and a weakening economy. We sold much of our U.S. Treasury bond holdings in late March. Short-term U.S. Treasury bills were purchased and now account for 9% of total Fund assets. We are concerned about the increases in both hourly wages and the Consumer Price Index. If these trends persist, we are likely to add to our current 2% holding in U.S. Treasury Inflation Protected Bonds (TIPS). The principal value of these securities is indexed to the rate of inflation while providing a modest semi-annual income return.

Market Outlook: Bonds are very expensive. For example, the yield of ten-year U.S. Treasury bonds now is a mere 1.4% higher than the rate of inflation. Investors would have to look back to the period of hyper-inflation in the early Eighties to see such low real rates of return. Three factors have pushed valuations to this extreme: (1) a weak stock market; (2) a strong dollar; and
(3) the prospect of slowing economic growth. The bear market in stocks is beginning to look a little long in the tooth. Growth prospects in Euroland appear better than here in the U.S. That should help the Euro versus the U.S. Dollar. Without the tailwind of currency gains, dollar-denominated bonds won't appear as attractive to foreign investors. Finally, slowing U.S. economic growth is yesterday's news. We've been in a slump for six months. The Federal Reserve is pumping liquidity into the system and the Federal government is planning tax cuts. We believe we may turn the corner in a few months. So, we think bond yields are heading higher.

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Portfolio
Managers' Report                                        PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

                                                            2/26/01      3/31/01
                                                            -------      -------
Pilgrim GNMA Income Fund Class Q                             10,000       10,141
Lehman Brothers Mortgage-Backed Securities Index             10,000       10,058

                                        Average Annual Total
                                    Returns for the Period Ended
                                          March 31, 2001
                                    ----------------------------
                                          Since Inception
                                              02/26/01
                                              --------
Class Q                                         1.41%

Lehman Brothers Mortgage-Backed
  Securities Index                              0.58%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for index is shown from 3/1/01.

Principal Risk Factor(s): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's share can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                 See accompanying index descriptions on page 10.

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                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President, Edwin Schriver, Senior Vice President, ING Pilgrim Investments, LLC.

Goals: The Pilgrim Strategic Income Fund (the "Fund") seeks maximum total return by investing at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments and their agencies that are rated in one of the top four categories by a nationally recognized statistical rating agency.

Market Overview: The investment grade bond market posted handsome returns in the first quarter of 2001. Repeated Fed easings triggered a dramatic rally in credit sensitive securities and the front end of the yield curve; however, long-dated Treasuries did not fare as well as the curve steepened. Sell-offs in the equity markets also provided for rallies in shorter maturities. A few more corporate issuers entered the ranks of the credit-impaired. Motorola and Comdisco suffered from the troubles in the technology sector, while California utilities plummeted into a morass of political and financial difficulties. Although new issue volume set multi-year records, the market did face some headwinds in the later part of the quarter and equity market volatility buffeted the bond markets with disturbing frequency. The high yield market exhibited very high volatility during the first quarter as investor sentiment shifted rapidly regarding the future direction of the U.S. economy. For the quarter, the Lehman Brothers High Yield Bond Index returned 6.36% and the Merrill Lynch High Yield Bond Index returned 5.78%. Entering 2001, we believe the high yield market offered very attractive investment opportunities. Yields reflected expectations of a severe recession and very high defaults, and many securities traded well below liquidation values. Following Federal Reserve action in January to cut interest rates twice by 50 basis points each time, the market rallied as portfolio managers scrambled to invest large excess cash positions. February brought a large number of higher quality new issues, absorbing excess cash and limiting further appreciation. In March, equity investors reacted very negatively to revised growth projections in the telecommunications and technology sectors, leading to an unprecedented decline in the NASDAQ market index. With sharply lower equity valuations effectively shutting off access to equity markets, there was a spillover effect in the high yield market. Companies lacking sufficient funding to fully execute their business strategy were severely punished. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine-month period ended March 31, 2001, the Fund's Class Q shares provided a total return of 3.00% compared to the Lehman Brothers Aggregate Bond Index which returned 10.60% for the same period.

Portfolio Specifics: We increased the Fund's high yield allocation following the Fed's first cut in rates in January, and the subsequent turnaround in the high yield market propelled the Fund into the top 14% of Morningstar multi-sector funds in the first quarter of 2001. The investment grade component of the Fund also posted positive returns, but the results were not as compelling due in large part to our style of taking credit risk in the front of the curve. Fortunately, we liquidated our position in Motorola early in the quarter, and we avoided the California utility debacle entirely. We added Norfolk Southern, Occidental Petroleum, some FNMA debentures, and a new issue CMBS deal. The merger with the ING International Bond and the Pilgrim Global Income Funds also presented some unique challenges. The non-dollar portion of the Fund is now hedged, and we moved to reduce that exposure by selling Government of Canada and Queensland Treasury paper. Moreover, we unwound a Euro-denominated barbell by selling cash equivalent notes and French OAT zeroes.

Market Outlook: U.S. domestic investment bond markets appear to have factored in several more aggressive Fed easings. Overall interest rates have dropped appreciably, and we are now concerned about the potential for a rise in rates especially in the front-end of the curve. We anticipate trimming our duration sometime in the 2nd quarter, and expect that Europe may provide a better duration play as the ECB plays catch-up with the Fed. We plan to maintain our non-dollar hedges, and we intend to keep our overweight to spread product with an eye to adding cyclicals, banks, and autos. With respect to high yield, we believe that credit specific factors will be the key to returns in 2001 as companies prove or disprove their ability to compete in a slower growth economy. Defaults will likely remain an issue in high yield in 2001, although many of the probable bankruptcy candidates are already trading close to or below liquidation values. High defaults are not inconsistent with high returns in the high yield market, as evidenced by 1991 when the default rate peaked at 13%, yet the Merrill Lynch Cash-Pay High Yield Index returned 34.6%. Most investors remain cautious regarding truly distressed credits, preferring instead to add liquid first and second-tier securities more likely to survive a significant downturn. While the high yield market is likely to experience continued volatility until the economic outlook becomes clearer, we believe that now is an excellent time to invest in high yield and that long-term investors will be very well compensated for risks taken. The high yield portion of the Fund will remain fully invested in a diversified portfolio of total return investments that should perform well in an improving high yield market.

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Portfolio
Managers' Report                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                           7/27/98   3/31/99   3/31/00   3/31/01
                                           -------   -------   -------   -------
Pilgrim Strategic Income Fund Class Q       10,000    10,365    10,451    10,936
Lehman Brothers Aggregate Bond Index        10,000    10,384    10,578    11,904

                                                Average Annual Total Returns
                                            for the Periods Ended March 31, 2001
                                            ------------------------------------
                                                             Since Inception
                                                 1 Year          7/27/98
                                                 ------          -------
Class Q                                           4.64%            3.40%
Lehman Brothers Aggregate Bond Index             12.53%            6.75%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for index is shown from 08/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                 See accompanying index descriptions on page 10.

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                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Managers' Report
--------------------------------------------------------------------------------

Management Team: Edwin Schriver, Russ Stiver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund (the "Fund" or "High Yield") seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: The high yield market exhibited very high volatility during the 9 months ended March 31, 2001, as investor sentiment shifted rapidly as to the future direction of the U.S. economy. Both the volatility and returns in high yield were between those of equities and investment grade bonds, which is appropriate given the underlying investment characteristics.

The last half of 2000 was marked by slowing economic growth. Telecommunications, the largest industry sector within the high yield market, came under increasing pressure due to concerns regarding the ability of companies to fund their business plans in a tight credit market. Other sectors, including automotive suppliers, steel and retailing, struggled with excess inventories and weaker consumer demand. By the end of the year, yield in the high yield market reflected expectations of a 12% default rate for a sustained period of time, and the bonds of many companies traded well below estimates of their underlying asset values. Following a brief January rally triggered by a surprise 50 basis point Federal Reserve rate cut, falling NASDAQ stock prices spilled over to another round of telecommunications default speculation in March. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine months ended March 31, 2001, the Fund's Class Q shares provided a total return of -16.43% compared to the Lehman Brothers High Yield Bond Index which returned 1.35% and the Credit Suisse First Boston High Yield Bond Index which returned 0.31% for the same period.

Portfolio Specifics: The Fund's underperformance over the past nine months was primarily due to significant overweighting of telecommunications companies in the third and fourth quarters of 2000.

Following a management change in late October of 2000, new management undertook a plan to restore stability to the portfolio. Telecommunications exposure was reduced by selling lower quality credits with significant downside remaining. Maximum position sizes were reduced in order to provide greater diversification and reduce the potential impact of negative event risk. Cash holdings, which were 20% in October, were reduced to 5%. Buying activities were focused on first- and second-tier companies in previously under-represented industries with attractive risk-reward tradeoffs.

The telecommunications industry now represents approximately 19% of the portfolio, while the largest single issuer represents just over 2%. We are generally comfortable with these levels, but will continue to increase diversification as attractive opportunities are identified. Cash has recently grown to 7%, which we intend to gradually invest in second-tier non-telecommunications credits and first-tier telecommunications credits.

Market Outlook: Despite a brief rally early in 2001, yields and credit spreads remain at historically high levels, reflecting an expectation that default rates will rise from the current rate of around 8% to over 11% annually, and maintain that level for an extended period of time. It is our expectation that default rates will likely peak sometime in 2001 before declining to historical norms of 3-4%. Merrill Lynch recently reduced their default rate projection for 2001 from 9.0% to 7.6%, providing optimism that bond prices will eventually adjust to reflect lower defaults, providing the impetus for substantial return to long-term investors. High defaults are not inconsistent with high returns, as evidenced by the fact that defaults last peaked in 1991, a year in which High Yield returns exceeded 35%.

Management believes that the brief rally in January of this year, in which the Fund returned 7.64%, provided an indication of what could happen once it becomes clear that the economy has bottomed and stronger economic growth lies ahead. We believe that this will occur sometime during 2001. In the meantime, many companies will substantially outperform the market thereby distinguishing themselves as survivors.

Portfolio
Managers' Report                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                     6/17/99   3/31/00   3/31/01
                                                     -------   -------   -------
Pilgrim High Yield Fund Class Q                       10,000     9,745     8,115
Credit Suisse First Boston High Yield Bond Index      10,000     9,915     9,991
Lehman Brothers High Yield Bond Index                 10,000     9,785    10,032

                                                Average Annual Total Returns for
                                                the Periods Ended March 31, 2001
                                                --------------------------------
                                                                Since Inception
                                                   1 Year           6/17/99
                                                   ------           -------
Class Q                                           -16.72%           -11.01%
Credit Suisse First Boston High Yield Bond Index    0.77%            -0.02%(1)
Lehman Brothers High Yield Bond Index               2.52%             0.06%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield Fund against the Credit Suisse First Boston High Yield Bond Index and the Lehman Brothers High Yield Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 6/1/99.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 10.

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                                                                       Portfolio
                                                                Managers' Report
PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

Management Team: Edwin Schriver, Russ Stiver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund II (the "Fund" or "High Yield II") seeks to provide total returns in the form of both dividends and capital appreciation, by investing in high yield debt securities.

Market Overview: The high yield market exhibited very high volatility during the nine months ended March 31, 2001, as investor sentiment shifted rapidly as to the future direction of the U.S. economy. Both the volatility and returns in high yield were between those of equities and investment grade bonds, which is appropriate given the underlying investment characteristics.

The last half of 2000 was marked by the fallout from the dot-com meltdown and slowing economic growth. Telecommunications, the largest industry sector within the high yield market, came under increasing pressure due to concerns regarding the ability of companies to fund their business plans in a tight credit market. Other sectors, including automotive suppliers, steel and retailing, struggled with excess inventories and weaker consumer demand. By the end of the year, yield in the high yield market reflected expectations of a 12% default rate for a sustained period of time, and the bonds of many companies traded well below estimates of their underlying asset values. Following a brief January rally triggered by a surprise 50 basis point Federal Reserve rate cut, falling NASDAQ stock prices spilled over to another round of telecommunications default speculation in March. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine months ended March 31, 2001, the Fund's Class Q shares provided a total return of -11.80% compared to the Lehman Brothers High Yield Bond Index which returned 1.35% and the Merrill Lynch High Yield Bond Index which returned 1.38% for the same period. For the three months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, earned a total return of 5.61% compared to the Lehman Brothers High Yield Bond Index which returned 6.36% and the Merrill Lynch High Yield Bond Index which returned 5.78% for the same period. This places the Fund in the top 10% of its peer group for the quarter, based on Lipper surveys.

Portfolio Specifics: The Fund's underperformance over the past nine months was primarily due to a significant overweighting of telecommunications companies in the third and fourth quarters of 2000.

Following a management change in October of 2000, new management undertook a plan to restore stability to the portfolio. Telecommunications exposure was reduced by selling lower quality credits with significant downside remaining. Maximum position sizes were reduced in order to provide greater diversification and reduce the potential impact of negative event risk. Cash holdings, which exceeded 20% in October, were reduced to less than 2%. Buying activities were focused on first, second, and third-tier companies in previously under-represented industries with attractive risk-reward tradeoffs.

The telecommunications industry still represents a substantial portion of the portfolio and is in line with competing mutual funds. Currently, the largest single issuer in any industry represents just over 2% of the portfolio. We are generally comfortable with these levels, but will continue to increase diversification as attractive opportunities are identified. Cash has recently grown to 6%, which we intend to invest in non-telecommunications credits.

Market Outlook: Despite a brief rally early in 2001, yields and credit spreads remain at historically high levels, reflecting an expectation that default rates will rise from the current rate of around 8% to over 11% annually, and maintain that level for an extended period of time. It is our expectation that default rates will likely peak sometime in 2001 before declining to historical norms of 3-4%. Merrill Lynch recently reduced their default rate projection for 2001 from 9.0% to 7.6%, providing optimism that bond prices will eventually adjust to reflect lower defaults, providing the impetus for substantial return to long-term investors. High defaults are not inconsistent with high returns, as evidenced by the fact that defaults last peaked in 1991, a year in which High Yield returns exceeded 35%.

Management believes that the brief rally in January of this year, in which the Fund returned 11.93%, provided an indication of what could happen once it becomes clear that the economy has bottomed and stronger economic growth lies ahead. We believe that this will occur sometime during 2001. In the meantime, many companies will substantially outperform the market thereby distinguishing themselves as survivors.

Portfolio
Managers' Report                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                        3/27/98   3/31/98   3/31/99   3/31/00   3/31/01
                                        -------   -------   -------   -------   -------
Pilgrim High Yield Fund II Class Q       10,000    10,016    10,156    10,665     9,471
Lehman Brothers High Yield Bond Index    10,000    10,000    10,038     9,856    10,104

                                  Average Annual Total Returns for
                                  the Periods Ended March 31, 2001
                                  --------------------------------
                                                 Since Inception
                                    1 Year           3/27/98
                                    ------           -------
Class Q                             -11.19%           -1.79%
Lehman Brothers
High Yield Bond Index                 2.52%            0.35%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for index is shown from 04/01/98.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 10.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage-backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%.

The Lehman Brothers Aggregate Bond Index is widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven and ten years.

The Merrill Lynch High Yield Bond Index is comprised of over 1,300 high yield bonds, intended to be representative of the high yield market as a whole.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Merrill Lynch Cash-Pay High Yield Index is comprised of over 1,200 high yield bonds currently paying cash coupons therefore excluding deferred income securities.

The Credit Suisse First Boston High Yield Bond Index is an index of high yield bonds rated BB or below.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Lexington GNMA Income Fund, Inc. was held in Saddle Brook, New Jersey on July 21, 2000.

A brief description of each matter voted upon as well as the results are outline below:

                                                                Shares voted
                                                   Shares        against or     Shares       Broker         Total
                                                  voted for       withheld     abstained    non-vote     shares voted
                                                  ---------       --------     ---------    ---------    ------------
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors.

     Lexington GNMA Income Fund, Inc.
     Al Burton                                    23,821,867      1,537,835       --           --         25,359,702
     Paul Doherty                                 23,860,354      1,499,348       --           --         25,359,702
     Robert Goode                                 23,842,553      1,517,149       --           --         25,359,702
     Alan Gosule                                  23,867,533      1,492,169       --           --         25,359,702
     Walter May                                   23,866,042      1,493,660       --           --         25,359,702
     Jock Patton                                  23,871,717      1,487,985       --           --         25,359,702
     David Putnam                                 23,857,383      1,502,319       --           --         25,359,702
     John Smith                                   23,825,330      1,534,372       --           --         25,359,702
     Robert Stallings                             23,826,289      1,533,413       --           --         25,359,702
     John Turner                                  23,829,873      1,529,829       --           --         25,359,702
     David Wallace                                23,827,715      1,531,987       --           --         25,359,702

2.   Approve a new Investment Management Agreement between each Fund and Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar.

     Lexington GNMA Income Fund, Inc.             21,958,684      1,875,250    1,525,768           --     25,359,702

3.   Approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING").

     Lexington GNMA Income Fund, Inc.             21,934,897      1,867,135    1,557,670           --     25,359,702

8.   Ratify the selection of KPMG LLP as each Fund's independent public accounts for the fiscal year ending December
     31, 2000.

     Lexington GNMA Income Fund, Inc.             23,489,561        519,374    1,350,767           --     25,359,702

9.   Approve a new Service and Distribution Plan for Lexington GNMA Income Fund, Inc. which would impose on each
     Fund a fee on an annualized basis of 0.25% of the average daily net assets.

     Lexington GNMA Income Fund, Inc.             18,354,691      1,968,168    1,635,603    3,401,240     25,359,702

10.  Approve Amended and Restated Articles of Incorporation for Lexington GNMA Income Fund, Inc., a Maryland
     corporation.(a)

     Lexington GNMA Income Fund, Inc.             28,125,266      1,964,466    2,349,641    1,581,310     34,020,683

----------
(a) The Special Meeting of Shareholder for Lexington GNMA Income Fund, Inc. was adjourned until September 20, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Funds was held in Phoenix, Arizona on August 18, 2000.

A brief description of each matter voted upon as well as the results are outline below:

                                                                Shares voted
                                                   Shares        against or     Shares       Broker         Total
                                                  voted for       withheld     abstained    non-vote     shares voted
                                                  ---------       --------     ---------    ---------    ------------
1.   For shareholders of the Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II (series of Pilgrim
     Mayflower Trust), to elect eleven Trustees to serve until their successors are elected and qualified.

     Pilgrim High Total Return Fund
     Al Burton                                    66,019,186      1,328,683        --           --        67,347,870
     Paul Doherty                                 66,079,591      1,268,278        --           --        67,347,870
     Robert Goode                                 66,070,313      1,277,556        --           --        67,347,870
     Alan Gosule                                  66,081,252      1,266,617        --           --        67,347,870
     Walter May                                   66,089,163      1,258,706        --           --        67,347,870
     Jock Patton                                  66,075,525      1,272,344        --           --        67,347,870
     David Putnam                                 66,073,507      1,274,362        --           --        67,347,870
     John Smith                                   66,000,826      1,347,043        --           --        67,347,870
     Robert Stallings                             66,093,043      1,254,826        --           --        67,347,870
     John Turner                                  66,073,507      1,274,362        --           --        67,347,870
     David Wallace                                66,028,933      1,318,936        --           --        67,347,870
     Pilgrim High Total Return Fund II
     Al Burton                                    21,890,679        334,844        --           --        22,225,523
     Paul Doherty                                 21,892,442        333,081        --           --        22,225,523
     Robert Goode                                 21,892,442        333,081        --           --        22,225,523
     Alan Gosule                                  21,919,264        306,259        --           --        22,225,523
     Walter May                                   21,918,083        307,440        --           --        22,225,523
     Jock Patton                                  21,919,264        306,259        --           --        22,225,523
     David Putnam                                 21,915,875        309,648        --           --        22,225,523
     John Smith                                   21,917,501        308,022        --           --        22,225,523
     Robert Stallings                             21,919,264        306,259        --           --        22,225,523
     John Turner                                  21,919,264        306,259        --           --        22,225,523
     David Wallace                                21,901,260        324,263        --           --        22,225,523

2.   Approve new Investment Management Agreements between the Funds and Pilgrim Investments, Inc. ("Pilgrim
     Investments") to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments.

     Pilgrim High Yield Fund                      48,696,511        499,651    1,457,730        --        50,653,892
     Pilgrim High Yield Fund II                   15,875,341        164,824      291,208        --        16,331,373
     Pilgrim Strategic Income Fund                   701,286          3,170       13,607        --           718,063
     Pilgrim Government Securities Income Fund     7,930,229        253,044      297,122        --         8,480,395
     Pilgrim High Total Return Fund               64,431,458      1,213,070    1,703,342        --        67,347,870
     Pilgrim High Total Return Fund II            21,446,390        302,061      477,072        --        22,225,523

4.   For shareholders of the Pilgrim High Total Return and Pilgrim High Total Return II (series of Pilgrim Mayflower
     Trust), to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending October 31, 2000.

     Pilgrim High Total Return Fund               65,868,942        396,074    1,082,854        --        67,347,870
     Pilgrim High Total Return Fund II            21,742,068        144,118      339,337        --        22,225,523

A special meeting of shareholders of the Pilgrim Government Securities Income Fund, Inc. was held in Scottsdale, Arizona on February 23, 2001.

A brief description of each matter voted upon as well as the results are outline below:

                                                                Shares voted
                                                   Shares        against or     Shares       Broker         Total
                                                  voted for       withheld     abstained    non-vote     shares voted
                                                  ---------       --------     ---------    ---------    ------------
1.   Approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Government Securities Income Fund, Inc. by the Pilgrim GNMA Income Fund.

     Pilgrim Government Securities Income Fund     4,598,115        303,578      403,659           --      5,305,352

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II was held in Scottsdale, Arizona on February 23, 2001, and adjourned until March 15, 2001 to permit the further solicitation of shareholders.

A brief description of each matter voted upon as well as the results are outline below:

                                                                Shares voted
                                                   Shares        against or     Shares       Broker         Total
                                                  voted for       withheld     abstained    non-vote     shares voted
                                                  ---------       --------     ---------    ---------    ------------
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Pilgrim High Total
     Return Fund by the Pilgrim High Yield Fund II.

     Pilgrim High Total Return Fund               30,454,570        634,458    1,399,701        --        32,488,729

2. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Pilgrim High Total
     Return Fund II by the Pilgrim High Yield Fund II.

     Pilgrim High Total Return Fund II            10,536,584        196,896      440,224        --        11,173,704

                 See Accompanying Notes to Financial Statements

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

-------
Pilgrim
Funds
-------

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Pilgrim Mutual Funds, Pilgrim Investment Funds, Inc., and Pilgrim GNMA Income Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim Strategic Income Fund and Pilgrim High Yield Fund II, two of the twelve funds comprising Pilgrim Mutual Funds (collectively, "PMF"), Pilgrim High Yield Fund, one of the two funds comprising Pilgrim Investment Funds, Inc. ("PIF"), and Pilgrim GNMA Income Fund, Inc., at March 31, 2001, and the results of each of their operations for the periods then ended, the changes in each of their net assets and financial highlights for each of the periods presented except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of PMF, PIF and Pilgrim GNMA Income Fund, Inc; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

For all periods ending prior to and including December 31, 2000 for Pilgrim GNMA Income Fund, Inc., the statements of operations, changes in net assets and financial highlights were audited by other auditors whose reports dated February 26, 2001 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including June 30, 2000 for Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II and Pilgrim High Yield Fund, the statements of operations, changes in net assets and financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.


/s/ PricewaterhouseCoopers LLP


Denver, CO
May 25, 2001

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2001
--------------------------------------------------------------------------------


                                                                   Pilgrim         Pilgrim          Pilgrim          Pilgrim
                                                                 GNMA Income      Strategic        High Yield      High Yield II
                                                                    Fund         Income Fund          Fund             Fund
                                                                -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*                             $ 506,804,362    $  51,068,331    $ 192,507,101    $ 268,817,768
Short-term investments at amortized cost                           50,371,855        3,638,000       14,585,000       10,291,000
Cash                                                                   86,116           84,428           15,091        2,611,239
Receivables:
  Investment securities sold                                               --               --          530,842        4,916,125
  Fund shares sold                                                  3,040,553           49,575          657,642          454,904
  Dividends and interest                                            3,083,712        1,121,044        6,744,803        9,971,969
  Other                                                                30,960           36,575               --               --
Unrealized appreciation on forward foreign currency contracts              --          400,454               --               --
Prepaid expenses                                                      150,285           44,247           36,861           14,562
Reimbursement due from manager                                             --           21,276           22,283           32,949
                                                                -------------    -------------    -------------    -------------
  Total assets                                                    563,567,843       56,463,930      215,099,623      297,110,516
                                                                -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                        31,999,307        2,611,253        3,358,006        1,470,673
Unrealized depreciation on forward foreign currency contracts              --           75,438               --               --
Payable for fund shares redeemed                                    1,912,534           15,609        2,749,668        2,583,602
Payable to affiliates                                                 399,736           36,019          222,385          241,996
Other accrued expenses and liabilities                                276,401          294,879          299,650        1,395,035
                                                                -------------    -------------    -------------    -------------
  Total liabilities                                                34,587,978        3,033,198        6,629,709        5,691,306
                                                                -------------    -------------    -------------    -------------
NET ASSETS                                                      $ 528,979,865    $  53,430,732    $ 208,469,914    $ 291,419,210
                                                                =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                 $ 525,738,281    $  61,603,410    $ 375,973,215    $ 851,745,982
Undistributed (distributions in excess of) net
  investment income                                                 3,111,865          662,982               --       (1,416,713)
Accumulated net realized gain (loss) on
  investments and foreign currencies                              (15,969,429)      (7,556,262)    (150,989,513)    (360,318,100)
Net unrealized appreciation (depreciation) of
  investments and foreign currencies                               16,099,148       (1,279,398)     (16,513,788)    (198,591,959)
                                                                -------------    -------------    -------------    -------------
NET ASSETS                                                      $ 528,979,865    $  53,430,732    $ 208,469,914    $ 291,419,210
                                                                =============    =============    =============    =============
* Cost of securities                                            $ 490,705,214    $  52,629,692    $ 209,020,889    $ 467,315,030

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2001
--------------------------------------------------------------------------------

                                                         Pilgrim            Pilgrim            Pilgrim            Pilgrim
                                                       GNMA Income         Strategic          High Yield        High Yield II
                                                           Fund           Income Fund            Fund               Fund
                                                       ------------       ------------       ------------       ------------
Class A:
 Net Assets                                            $449,460,471       $ 39,104,552       $ 55,704,125       $ 55,229,639
 Shares authorized                                      780,000,000          unlimited         80,000,000          unlimited
 Par Value                                             $       0.01       $       0.00       $       0.00       $       0.00
 Shares outstanding                                      52,073,029          3,316,091         14,274,861          6,355,696
 Net asset value and redemption price per share        $       8.63       $      11.79       $       3.90       $       8.69
 Maximum offering price per share (4.75%)(1)           $       9.06       $      12.38       $       4.10       $       9.12(1)
Class B:
 Net Assets                                            $ 47,406,006       $  8,894,196       $140,183,327       $181,175,049
 Shares authorized                                      100,000,000          unlimited         80,000,000          unlimited
 Par Value                                             $       0.01       $       0.00       $       0.00       $       0.00
 Shares outstanding                                       5,506,973            771,220         36,017,637         20,789,782
 Net asset value and redemption price per share(2)     $       8.61       $      11.53       $       3.89       $       8.71
 Maximum offering price per share                      $       8.61       $      11.53       $       3.89       $       8.71
Class C:
 Net Assets                                            $ 13,743,672       $  5,195,903       $  5,504,965       $ 33,462,696
 Shares authorized                                       50,000,000          unlimited         20,000,000          unlimited
 Par Value                                             $       0.01       $       0.00       $       0.00       $       0.00
 Shares outstanding                                       1,596,171            431,180          1,416,261          3,841,255
 Net asset value and redemption price per share(2)     $       8.61       $      12.05       $       3.89       $       8.71
 Maximum offering price per share                      $       8.61       $      12.05       $       3.89       $       8.71
Class M:
 Net Assets                                            $    247,128                n/a       $  7,077,475                n/a
 Shares authorized                                       10,000,000                n/a          5,000,000                n/a
 Par Value                                             $       0.01                n/a       $       0.00                n/a
 Shares outstanding                                          28,630                n/a          1,816,220                n/a
 Net asset value and redemption price per share        $       8.63                n/a       $       3.90                n/a
 Maximum offering price per share (3.25%)(3)           $       8.92                n/a       $       4.03                n/a
Class Q:
 Net Assets                                            $    475,605       $    236,081       $         22       $  3,041,372
 Shares authorized                                       50,000,000          unlimited         20,000,000          unlimited
 Par Value                                             $       0.01       $       0.00       $       0.00       $       0.00
 Shares outstanding                                          55,100             21,123                  6            349,105
 Net asset value and redemption price per share        $       8.63       $      11.18       $       3.89       $       8.71
 Maximum offering price per share                      $       8.63       $      11.18       $       3.89       $       8.71
Class T:
 Net Assets                                            $ 17,646,983                n/a                n/a       $ 18,510,454
 Shares authorized                                       10,000,000                n/a                n/a          unlimited
 Par Value                                             $       0.01                n/a                n/a       $       0.00
 Shares outstanding                                       2,045,391                n/a                n/a          2,127,555
 Net asset value and redemption price per share(2)     $       8.63                n/a                n/a       $       8.70
 Maximum offering price per share                      $       8.63                n/a                n/a       $       8.70

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------



                                                                    Pilgrim GNMA Income Fund
                                                             -------------------------------------
                                                                Three
                                                             Months Ended              Year Ended
                                                               March 31,              December 31,
                                                                 2001                     2000
                                                             ------------             ------------
INVESTMENT INCOME:
Interest                                                     $  7,393,546             $ 27,343,268
                                                             ------------             ------------
  Total investment income                                       7,393,546               27,343,268
                                                             ------------             ------------
EXPENSES:
Investment management fees                                        565,984                1,949,162
Distribution and service fees:
  Class A                                                         248,850                  377,532
  Class B                                                          44,553                      819
  Class C                                                          11,343                    2,634
  Class M                                                             195                       --
  Class Q                                                             109                       --
  Class T                                                          11,318                       --
Transfer agent fees                                               142,267                  631,637
Shareholder reporting fees                                         27,533                  229,673
Registration and filing fees                                       27,111                   82,813
Recordkeeping and pricing fees                                      5,489                       --
Professional fees                                                  20,500                   32,946
Custody fees                                                       13,590                   77,000
Shareholder servicing fees                                             --                    1,151
Directors' fees                                                     7,800                  104,275
Insurance fees                                                        991                       --
Miscellaneous fees                                                 11,800                  181,173
Administrative fees                                               106,940                  151,465
Merger fees                                                        47,913                       --
                                                             ------------             ------------
  Total expenses                                                1,294,286                3,822,280
                                                             ------------             ------------
Less:
  Waived and reimbursed fees                                           --                       --
                                                             ------------             ------------
  Net expenses                                                  1,294,286                3,822,280
                                                             ------------             ------------
Net investment income                                           6,099,260               23,520,988
                                                             ------------             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                         2,155,030               (3,100,065)
Net change in unrealized appreciation of investments           10,658,686               14,939,928
                                                             ------------             ------------
  Net realized and unrealized gain on investments              12,813,716               11,839,863
                                                             ------------             ------------
Increase in net assets resulting from operations             $ 18,912,976             $ 35,360,851
                                                             ============             ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                 Pilgrim Strategic Income Fund
                                                                            -------------------------------------
                                                                                 Nine
                                                                             Months Ended              Year Ended
                                                                               March 31,                June 30,
                                                                                 2001                     2000
                                                                              -----------              -----------
INVESTMENT INCOME:
Dividends                                                                     $    45,732              $    65,811
Interest (net of foreign withholding tax)*                                      1,007,496                1,073,053
                                                                              -----------              -----------
  Total investment income                                                       1,053,228                1,138,864
                                                                              -----------              -----------
EXPENSES:
Investment management fees                                                         60,425                   59,874
Distribution and service fees:
  Class A                                                                          20,448                   10,355
  Class B                                                                          30,821                   37,680
  Class C                                                                          24,750                   38,579
  Class Q                                                                             439                      444
Transfer agent fees                                                                65,689                  110,300
Shareholder reporting fees                                                          9,316                    6,894
Registration and filing fees                                                       43,807                   76,124
Recordkeeping and pricing fees                                                      7,641                   10,474
Professional fees                                                                   3,562                    4,341
Custody fees                                                                        4,528                    6,768
Shareholder servicing fees                                                             --                    4,683
Directors' fees                                                                       849                      961
Insurance fees                                                                        428                      247
Miscellaneous fees                                                                     94                    7,570
Interest and credit facility fees                                                   4,932                    1,218
Administrative fees                                                                    --                       --
Merger fees                                                                        16,087                       --
                                                                              -----------              -----------
  Total expenses                                                                  293,816                  376,512
                                                                              -----------              -----------
Less:
  Waived and reimbursed fees                                                      119,001                  208,068
  Earnings credits                                                                     --                      174
                                                                              -----------              -----------
  Net expenses                                                                    174,815                  168,270
                                                                              -----------              -----------
Net investment income                                                             878,413                  970,594
                                                                              -----------              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized loss on investments                                                 (457,477)                (763,126)
Net realized loss on foreign currencies                                           (20,536)                  (1,151)
Net change in unrealized appreciation (depreciation) of:
  Investments                                                                  (1,352,115)                 133,421
  Foreign currencies                                                              281,963                       --
                                                                              -----------              -----------
  Net realized and unrealized loss on investments and foreign currencies       (1,548,165)                (630,856)
                                                                              -----------              -----------
Increase (decrease) in net assets resulting from operations                   $  (669,752)             $   339,738
                                                                              ===========              ===========
*Foreign withholding tax                                                      $    23,382                       --

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                              Pilgrim High Yield Fund             Pilgrim High Yield Fund II
                                                           ------------------------------       ------------------------------
                                                               Nine                                Nine
                                                           Months Ended      Year Ended         Months Ended      Year Ended
                                                             March 31,        June 30,            March 31,        June 30,
                                                               2001             2000                2001             2000
                                                           -------------    -------------       -------------    -------------
INVESTMENT INCOME:
Dividends                                                  $          --    $       4,556       $     135,152    $     110,519
Interest                                                      21,165,666       41,985,263          15,816,091       12,270,565
                                                           -------------    -------------       -------------    -------------
  Total investment income                                     21,165,666       41,989,819          15,951,243       12,381,084
                                                           -------------    -------------       -------------    -------------
EXPENSES:
Investment management fees                                     1,082,525        2,204,503             755,481          634,448
Distribution and service fees:
  Class A                                                        122,176          272,149              83,146           60,360
  Class B                                                      1,205,884        2,354,893             677,560          570,886
  Class C                                                         39,120           42,730             142,256          193,491
  Class M                                                         52,749          140,963                  --               --
  Class Q                                                             19               --               7,403            9,563
  Class T                                                             --               --             118,637           53,509
Transfer agent fees                                              275,121          512,832             195,423          168,720
Shareholder reporting fees                                        98,640          132,754              45,446           48,679
Registration and filing fees                                      64,105          141,878             105,148           65,175
Recordkeeping and pricing fees                                    62,198           82,633              36,696           23,058
Professional fees                                                 44,114           58,764              26,066           27,764
Custody fees                                                      52,608           65,868               9,176           20,371
Shareholder servicing fees                                            --           17,387                  --            5,385
Directors' fees                                                   17,262           23,000               5,754            5,957
Insurance fees                                                     4,934           17,921               1,370            1,844
Miscellaneous fees                                                 7,120           95,047               7,174            9,369
Interest and credit facility fees                                     --           19,712                  --            6,241
Merger fees                                                           --               --              30,331           77,210
                                                           -------------    -------------       -------------    -------------
  Total expenses                                               3,128,575        6,183,034           2,247,067        1,982,030
                                                           -------------    -------------       -------------    -------------
Less:
  Waived and reimbursed fees                                     170,488          423,592             280,311          218,609
                                                           -------------    -------------       -------------    -------------
  Net expenses                                                 2,958,087        5,759,442           1,966,756        1,763,421
                                                           -------------    -------------       -------------    -------------
Net investment income                                         18,207,579       36,230,377          13,984,487       10,617,663
                                                           -------------    -------------       -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments                             (84,180,612)     (25,618,407)        (30,313,380)      (5,014,882)
Net realized loss on foreign currencies                           (1,040)              --                  --               --
Net change in unrealized appreciation (depreciation) of:
  Investments                                                 24,598,891      (31,769,051)       (171,629,272)      (2,564,989)
  Foreign currencies                                                  --               --             (94,697)              --
                                                           -------------    -------------       -------------    -------------
  Net realized and unrealized loss on
   investments and foreign currencies                        (59,582,761)     (57,387,458)       (202,037,349)      (7,579,871)
                                                           -------------    -------------       -------------    -------------
Increase (decrease) in net assets resulting
 from operations                                           $ (41,375,182)   $ (21,157,081)      $(188,052,862)   $   3,037,792
                                                           =============    =============       =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Pilgrim GNMA Income Fund
                                                                  -----------------------------------------------------
                                                                      Three               Year                Year
                                                                  Months Ended           Ended               Ended
                                                                    March 31,         December 31,        December 31,
                                                                      2001                2000                1999
                                                                  -------------       -------------       -------------
Increase in net assets from operations:
Net investment income                                             $   6,099,260       $  23,520,988       $  20,453,437
Net realized gain (loss) on investments                               2,155,030          (3,100,065)         (1,512,537)
Net change in unrealized appreciation (depreciation) of
 investments                                                         10,658,686          14,939,928         (17,574,398)
                                                                  -------------       -------------       -------------
Net increase in net assets resulting from operations                 18,912,976          35,360,851           1,366,502
                                                                  -------------       -------------       -------------
Distributions to shareholders:
Net investment income
  Class A                                                            (5,337,765)        (20,940,972)        (20,595,801)
  Class B                                                               (15,248)                 --                  --
  Class C                                                               (21,052)                 --                  --
                                                                  -------------       -------------       -------------
Total distributions                                                  (5,374,065)        (20,940,972)        (20,595,801)
                                                                  -------------       -------------       -------------
Capital Share Transactions:
Net proceeds from sale of shares                                    100,862,198         125,118,144         220,636,961
Net proceeds from shares issued in merger                           121,277,768                  --                  --
Shares resulting from dividend reinvestments                          4,928,490          19,059,996          18,731,683
                                                                  -------------       -------------       -------------
                                                                    227,068,456         144,178,140         239,368,644
Cost of shares redeemed                                             (82,941,057)       (163,864,918)       (117,150,009)
                                                                  -------------       -------------       -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                                 144,127,399         (19,686,778)        122,218,635
                                                                  -------------       -------------       -------------
Net increase (decrease) in net assets                               157,666,310          (5,266,899)        102,989,336
                                                                  -------------       -------------       -------------
Net assets, beginning of period                                     371,313,555         376,580,454         273,591,118
                                                                  -------------       -------------       -------------
Net assets, end of period                                         $ 528,979,865       $ 371,313,555       $ 376,580,454
                                                                  =============       =============       =============
Undistributed net investment income                               $   3,111,865       $   2,580,016       $         411
                                                                  =============       =============       =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Pilgrim Strategic Income Fund
                                                             --------------------------------------------------
                                                                 Nine               Year           Three Months
                                                             Months Ended           Ended              Ended
                                                               March 31,          June 30,           June 30,
                                                                 2001               2000               1999
                                                             ------------       ------------       ------------
Increase (decrease) in net assets from operations:
Net investment income                                        $    878,413       $    970,594       $    388,563
Net realized gain (loss) on investments and foreign
 currencies                                                      (478,013)          (764,277)          (459,604)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                            (1,070,152)           133,421            (72,404)
                                                             ------------       ------------       ------------
Net increase (decrease) in net assets resulting from
 operations                                                      (669,752)           339,738           (143,445)
                                                             ------------       ------------       ------------
Distributions to shareholders:
Net investment income
  Class A                                                        (146,883)                --                 --
  Class B                                                        (247,615)                --                 --
  Class C                                                        (202,833)                --                 --
  Class Q                                                         (14,262)                --                 --
  Retail Classes                                                       --           (951,573)          (187,766)
  Advisory and Institutional Classes                                   --            (14,213)          (121,982)
                                                             ------------       ------------       ------------
Total distributions                                              (611,593)          (965,786)          (309,748)
                                                             ------------       ------------       ------------
Capital Share Transactions:
Net proceeds from sale of shares                               18,837,830         17,563,244         24,148,535
Net proceeds from shares issued in merger                      38,298,220                 --                 --
Shares resulting from dividend reinvestments                      154,206            496,450            108,053
                                                             ------------       ------------       ------------
                                                               57,290,256         18,059,694         24,256,588
Cost of shares redeemed                                       (13,958,363)       (22,583,786)       (43,838,394)(1)
                                                             ------------       ------------       ------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                    43,331,893         (4,524,092)       (19,581,806)
                                                             ------------       ------------       ------------
Net increase (decrease) in net assets                          42,050,548         (5,150,140)       (20,034,999)
                                                             ------------       ------------       ------------
Net assets, beginning of period                                11,380,184         16,530,324         36,565,323
                                                             ------------       ------------       ------------
Net assets, end of period                                    $ 53,430,732       $ 11,380,184       $ 16,530,324
                                                             ============       ============       ============
Undistributed (distributions in excess of) net
 investment income                                           $    662,982       $    491,239       $    138,021
                                                             ============       ============       ============

----------
(1) Includes the redemption of 1,436,000 shares of Class I with a cost of $17,917,765.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Pilgrim High Yield Fund
                                                       -----------------------------------------------------
                                                           Nine                Year                Year
                                                       Months Ended            Ended              Ended
                                                        March 31,            June 30,            June 30,
                                                           2001                2000                1999
                                                       -------------       -------------       -------------
Increase (decrease) in net assets from operations:
Net investment income                                  $  18,207,579       $  36,230,377       $  32,082,228
Net realized loss on investments and foreign
 currencies                                              (84,181,652)        (25,618,407)        (39,880,708)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                               24,598,891         (31,769,051)         (9,008,796)
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets resulting from
 operations                                              (41,375,182)        (21,157,081)        (16,807,276)
                                                       -------------       -------------       -------------
Distributions to shareholders:
Net investment income
  Class A                                                 (5,135,551)                 --                  --
  Class B                                                (11,970,081)                 --                  --
  Class C                                                   (384,454)                 --                  --
  Class M                                                   (715,679)                 --                  --
  Class Q                                                       (774)                 --                  --
  Class T                                                         --                  --                  --
  Retail Classes                                                  --         (36,230,374)        (33,382,295)
  Advisory and Institutional Classes                              --                  (3)                 --
Tax return of capital                                     (4,442,387)         (2,218,003)           (604,370)
                                                       -------------       -------------       -------------
Total distributions                                      (22,648,926)        (38,448,380)        (33,986,665)
                                                       -------------       -------------       -------------
Capital Share Transactions:
Net proceeds from sale of shares                          98,580,483         169,075,396         338,787,788
Net proceeds from shares issued in merger                         --                  --                  --
Shares resulting from dividend reinvestments               7,751,412          14,545,896          15,394,375
                                                       -------------       -------------       -------------
                                                         106,331,895         183,621,292         354,182,163
Cost of shares redeemed                                 (137,899,986)       (237,672,115)       (162,095,950)
Equalization                                                 (85,563)                 --                  --
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                         (31,653,654)        (54,050,823)        192,086,213
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets                    (95,677,762)       (113,656,284)        141,292,272
                                                       -------------       -------------       -------------
Net assets, beginning of period                          304,147,676         417,803,960         276,511,688
                                                       -------------       -------------       -------------
Net assets, end of period                              $ 208,469,914       $ 304,147,676       $ 417,803,960
                                                       =============       =============       =============
Distributions in excess of net investment income       $          --       $          --       $          --
                                                       =============       =============       =============

                                                                  Pilgrim High Yield Fund II
                                                       -----------------------------------------------------
                                                           Nine                Year            Three Months
                                                       Months Ended           Ended                Ended
                                                        March 31,            June 30,            June 30,
                                                           2001                2000                1999
                                                       -------------       -------------       -------------
Increase (decrease) in net assets from operations:
Net investment income                                  $  13,984,487       $  10,617,663       $   2,117,917
Net realized loss on investments and foreign
 currencies                                              (30,313,380)         (5,014,882)         (1,651,059)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                             (171,723,969)         (2,564,989)          1,222,666
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from operations                                        (188,052,862)          3,037,792           1,689,524
                                                       -------------       -------------       -------------
Distributions to shareholders:
Net investment income
  Class A                                                 (2,817,607)                 --                  --
  Class B                                                 (7,662,538)                 --                  --
  Class C                                                 (1,602,144)                 --                  --
  Class M                                                         --                  --                  --
  Class Q                                                   (339,297)                 --                  --
  Class T                                                 (2,078,844)                 --                  --
  Retail Classes                                                  --         (10,642,507)         (1,816,752)
  Advisory and Institutional Classes                              --            (408,689)           (243,368)
Tax return of capital                                             --                  --                  --
                                                       -------------       -------------       -------------
Total distributions                                      (14,500,430)        (11,051,196)         (2,060,120)
                                                       -------------       -------------       -------------
Capital Share Transactions:
Net proceeds from sale of shares                         225,162,311          52,761,331           5,060,774
Net proceeds from shares issued in merger                157,469,063         142,232,354                  --
Shares resulting from dividend reinvestments               5,223,248           4,467,190             636,667
                                                       -------------       -------------       -------------
                                                         387,854,622         199,460,875           5,697,441
Cost of shares redeemed                                  (93,091,171)        (72,762,619)        (24,199,756)(1)
Equalization                                                      --                  --                  --
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                         294,763,451         126,698,256         (18,502,315)
                                                       -------------       -------------       -------------
Net increase (decrease) in net assets                     92,210,159         118,684,852         (18,872,911)
                                                       -------------       -------------       -------------
Net assets, beginning of period                          199,209,051          80,524,199          99,397,110
                                                       -------------       -------------       -------------
Net assets, end of period                              $ 291,419,210       $ 199,209,051       $  80,524,199
                                                       =============       =============       =============
Distributions in excess of net investment income       $  (1,416,713)      $          --       $    (193,920)
                                                       =============       =============       =============

----------
(1) Includes the redemption of 907,000 shares of Class I with a cost of $11,636,641.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                              PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class Q
                                                              ------------
                                                              February 26,
                                                               2001(1) to
                                                                March 31,
                                                                  2001
                                                              ------------
Per Share Operating Performance:
 Net asset value, beginning of period               $             8.51
 Income from investment operations:
 Net investment income                              $             0.04
 Net realized and unrealized gain on investments    $             0.08
 Total from investment operations                   $             0.12
 Net asset value, end of period                     $             8.63
 Total Return(2):                                   %             1.41

Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $              476
 Ratios to average net assets:
 Expenses(3)                                        %             1.14
 Net investment income(3)                           %             5.42
 Portfolio turnover                                 %               33

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM STRATEGIC INCOME FUND                                         Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  Class Q
                                                              -------------------------------------------------
                                                              Nine months     Year    Three months    July 27
                                                                 ended       ended       ended       1998(1) to
                                                               March 31,    June 30,    June 30,      March 31,
                                                                2001(6)       2000       1999(2)        1999
                                                                -------       ----       -------        ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $      11.45        11.99       12.26         12.43
 Income from investment operations:
 Net investment income                                    $       0.50         0.94        0.25          0.48
 Net realized and unrealized loss on investments          $      (0.17)       (0.54)      (0.38)        (0.04)
 Total from investment operations                         $       0.33         0.40       (0.13)         0.44
 Less distributions from:
 Net investment income                                    $       0.60         0.94        0.14          0.50
 Net realized gains on investments                        $         --           --          --          0.11
 Total distributions                                      $       0.60         0.94        0.14          0.61
 Net asset value, end of period                           $      11.18        11.45       11.99         12.26
 Total Return(3):                                         %       3.00         3.55        1.16          5.78

Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $        236          228         171           314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %       1.00         0.86        0.71          0.69
 Gross expenses prior to expense reimbursement(4)         %       2.06         2.54        1.37          1.74
 Net investment income (loss) after expense reimburse-
 ment(4)(5)                                               %       7.17         7.79        6.07          6.03
 Portfolio turnover rate                                  %        132          168          69           274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                               PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         Class Q
                                                                          ----------------------------------------
                                                                            Nine months     Year      From June 17
                                                                              ended        ended      1999(1) thru
                                                                             March 31,    June 30,      June 30,
                                                                            2001(5)(6)      2000          1999
                                                                            ----------      ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period                               $           5.60         5.93         5.91
 Income (loss) from investment operations:
 Net investment income                                              $           0.11         0.60         0.02
 Net realized and unrealized gain (loss) on investments             $          (1.39)       (0.33)          --
 Total from investment operations                                   $          (1.28)       (0.27)        0.02
 Less distributions from:
 Net investment income                                              $           0.43         0.60           --
 Total distributions                                                $           0.43         0.60           --
 Net asset value, end of period                                     $           3.89         5.60         5.93
 Total Return(2):                                                   %         (23.11)       (5.29)        0.34

Ratios/Supplemental Data:
 Net assets, end of period (000's)                                  $             --           --           --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                     %           1.07         1.05           --
 Gross expenses prior to expense reimbursement(3)                   %           1.16         1.17           --
 Net investment income (loss) after expense reimbursement(3)(4)     %          10.61        10.41           --
 Portfolio turnover rate                                            %            100           89          184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to March 31.
(6) Per share calculations for the period were based on average shares outstanding.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM HIGH YIELD FUND II                                            Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class Q
                                                                   ------------------------------------------------------------
                                                                   Nine months     Year    Three months     Year      March 27,
                                                                      ended       ended       ended        ended     1998(1) to
                                                                     March 31,   June 30,    June 30,     March 31,    March 31,
                                                                      2001(6)      2000       1999(2)       1999         1998
                                                                      -------      ----       -------       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period                        $         10.82       11.59       11.68        12.72        12.70
 Income (loss) from investment operations:
 Net investment income                                       $          0.83        1.20        0.30         1.16         0.01
 Net realized and unrealized gains (loss) on securities
  and foreign currency                                       $         (2.07)      (0.76)      (0.11)       (1.01)        0.01
 Total from investment operations                            $         (1.24)       0.44        0.19         0.15         0.02
 Less distributions from:
 Net investment income                                       $          0.87        1.21        0.28         1.19           --
 Total distributions                                         $          0.87        1.21        0.28         1.19           --
 Net asset value, end of period                              $          8.71       10.82       11.59        11.68        12.72
 Total Return(3):                                            %        (11.80)       4.04        1.63         1.40         0.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)                           $         3,041       6,882       3,229        6,502          567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)              %          1.00        1.08        0.90         0.87         0.97
 Gross expenses prior to expense reimbursement(4)            %          1.22        1.27        1.17         1.28         0.97
 Net investment income after expense reimbursement(4)(5)     %         11.28       10.73        9.88        10.01         7.53
 Portfolio turnover rate                                     %           113         113          44          242          484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. Pilgrim GNMA Income Fund, Inc., Pilgrim Mutual Funds ("PMF") and Pilgrim Investment Funds, Inc. ("PIF") are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

Pilgrim GNMA Income Fund ("GNMA Fund") is the single series of Pilgrim GNMA Income Fund, Inc., a Maryland Corporation organized on August 15, 1973.

PMF is a Delaware business trust organized in 1992 and consists of twelve separately managed portfolios. Two of the Portfolios in this report are Pilgrim Strategic Income Fund ("Strategic Income Fund") and Pilgrim High Yield Fund II ("High Yield Fund II").

PIF is a Maryland Corporation organized in July 1969 and consists of two separately managed portfolios. One of the Portfolios in this report is the Pilgrim High Yield Fund ("High Yield Fund").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. This report covers only the Funds that offer Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser from Nicholas Applegate Capital Management to Pilgrim Investments, Inc., the Institutional Classes of PMF were transferred in a tax-free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices (High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investment in the Primary Reserve Institutional Fund is valued at the net asset value as reported by the underlying Fund. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

     At March 31, 2001, the Strategic Income Fund, High Yield Fund and High Yield Fund II contained one, four, and 19 securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $87,500 (represents 0.16% of net assets), $4,895,121 (represents 2.35% of net assets) and $22,384,963 (represents 7.68% of net assets), for the Strategic Income Fund, High Yield Fund and High Yield Fund II, respectively. In addition, at March 31, 2001, the High Yield Fund II contained three securities for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors. These securities had a total value of $2,922,964 (represents 1.00% of net assets) for the High Yield Fund II.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. None of the Funds had open futures contracts at March 31, 2001.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. High Yield Fund II declares and goes ex-dividend daily and pays dividends monthly. GNMA Fund, Strategic Income Fund and High Yield Fund declare and go ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     Accordingly, the following amounts have been increased (decreased) through reclassification as of March 31, 2001:

                                                                          Accumulated
                                               Undistributed              net realized
                           Paid-in      (distributions in excess of)     gains (losses)
                           capital         net investment income         on investments
                           -------         ---------------------         --------------
GNMA Fund                $12,279,338            $ (193,346)              $ (12,085,992)
Strategic Income Fund      5,830,355               (95,077)                 (5,735,278)
High Yield Fund           (4,442,387)            4,441,347                       1,040
High Yield Fund II       321,091,423              (643,817)               (320,447,606)

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Director/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. Equalization. High Yield Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of purchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

K. Principles of Presentation. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

L. Recently Issued Accounting Standards. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     December 15, 2000. The revised Guide requires Funds to classify gains and losses realized on principal paydowns received on mortgaged-backed securities previously included in realized gains/loss, as part of interest income. Adopting this principle does not affect the Funds' net asset value but does change the classification between interest income and realized gain/loss in the statements of operations. The adoption of this principle is not material to the financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended March 31, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                    Purchases               Sales
                                   ------------          ------------
GNMA Fund                          $293,409,850          $145,785,084
Strategic Income Fund                67,517,033            25,383,690
High Yield Fund                     212,815,144           243,397,271
High Yield Fund II                  481,583,452           193,070,894

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

GNMA Income Fund, Strategic Income Fund, High Yield Fund and High Yield Fund II have entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreement compensates the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for Strategic Income Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Fund and High Yield II Fund -- 0.60%.

IPG (the "Administrator"), serves as administrator to each Fund. The GNMA Income Fund pays the Administrator a fee calculated at an annual rate of 0.10% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                        Class A   Class B   Class C   Class I   Class M   Class Q   Class T
                        -------   -------   -------   -------   -------   -------   -------
GNMA Fund                0.25%     1.00%     1.00%      N/A      0.75%      0.25%     0.65%
Strategic Income Fund    0.35%     0.75%     0.75%      N/A        N/A      0.25%       N/A
High Yield Fund          0.25%     1.00%     1.00%      N/A      0.75%      0.25%       N/A
High Yield Fund II       0.35%     1.00%     1.00%      N/A        N/A      0.25%     0.65%

In addition, each of the Funds has entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

For the period ended March 31, 2001, the Distributor has retained $45,631 as sales charges from the proceeds of Class A Shares sold, $6,778 from the proceeds of Class C Shares redeemed, and $557 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                           Accrued
                          Accrued                        Shareholder
                         Investment      Accrued        Services and
                         Management   Administrative    Distribution
                            Fees           Fees             Fees         Total
                            ----           ----             ----         -----
GNMA Fund                 $227,040       $14,892          $157,804      $399,736
Strategic Income Fund       20,112            --            15,907        36,019
High Yield Fund            109,385            --           113,000       222,385
High Yield Fund II         102,349            --           139,647       241,996

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                        Class A   Class B   Class C   Class I   Class M   Class Q   Class T
                        -------   -------   -------   -------   -------   -------   -------
GNMA Fund                1.29%     2.04%     2.04%      N/A        N/A      1.29%       N/A
Strategic Income Fund    0.95%     1.35%     1.35%      N/A        N/A      0.85%       N/A
High Yield Fund          1.10%     1.85%     1.85%      N/A      1.60%      1.10%       N/A
High Yield Fund II       1.10%     1.75%     1.75%      N/A        N/A      1.00%     1.40%

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

NOTE 8 -- LINE OF CREDIT

Strategic Income Fund, High Yield Fund and High Yield Fund II, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the period ended March 31, 2001, the Funds did not have any loans outstanding.

NOTE 9 -- WHEN ISSUED SECURITIES (GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 10 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase contruction loan securities, which are issued to finance building costs. The

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                              Class A Shares                       Class B Shares               Class C Shares
                               --------------------------------------------   ------------------------     ------------------------
                                   Three                                        Three                        Three
                               Months Ended    Year Ended      Year Ended    Months Ended  Period Ended   Months Ended  Period Ended
                                 March 31,    December 31,    December 31,     March 31,    December 31,    March 31,   December 31,
                                   2001           2000            1999           2001         2000(1)         2001         2000(2)
                               ------------   -------------   -------------   -----------    ---------     -----------   ----------
GNMA Fund
 (Number of Shares)
Shares sold                       9,936,676      15,011,381      26,323,658     1,097,963      103,659         923,217      243,137
Shares issued in merger           6,943,491              --              --     4,553,567           --         673,255           --
Shares issued as reinvestment
  of dividends                      578,344       2,343,091       2,253,632         1,539          455           2,350        1,667
Shares redeemed                  (9,201,160)    (20,138,470)    (14,047,603)     (249,233)        (977)       (220,849)     (26,606)
                               ------------   -------------   -------------   -----------    ---------     -----------   ----------
Net increase (decrease)
  in shares outstanding           8,257,351      (2,783,998)     14,529,687     5,403,836      103,137       1,377,973      218,198
                               ============   =============   =============   ===========    =========     ===========   ==========
GNMA Fund ($)
Shares sold                    $ 84,029,800   $ 122,250,526   $ 220,636,961   $ 8,930,188    $ 858,288     $ 7,833,790   $2,009,330
Shares issued in merger          59,085,277              --              --    38,677,635           --       5,719,720           --
Shares issued as reinvestment
  of dividends                    4,895,626      19,042,463      18,731,683        13,021        3,763          19,843       13,770
Shares redeemed                 (78,707,194)   (163,634,919)   (117,150,009)   (2,134,765)      (8,207)     (1,879,617)    (221,792)
                               ------------   -------------   -------------   -----------    ---------     -----------   ----------
Net increase (decrease)        $ 69,303,509   $ (22,341,930)  $ 122,218,635   $45,486,079    $ 853,844     $11,693,736   $1,801,308
                               ============   =============   =============   ===========    =========     ===========   ==========

                                              Class M Shares                Class Q Shares               Class T Shares
                                              --------------                --------------               --------------
                                              Period Ended                  Period Ended                  Period Ended
                                                March 31,                     March 31,                     March 31,
                                                 2001(3)                       2001(3)                       2001(3)
                                                ---------                     ---------                    -----------
GNMA Fund
 (Number of Shares)
Shares sold                                            --                         7,106                          1,580
Shares issued in merger                            34,197                        50,391                      2,061,429
Shares redeemed                                    (5,567)                       (2,397)                       (17,618)
                                                ---------                     ---------                    -----------
Net increase in shares outstanding                 28,630                        55,100                      2,045,391
                                                =========                     =========                    ===========
GNMA Fund ($)
Shares sold                                     $      --                     $  54,840                    $    13,580
Shares issued in merger                           311,809                       428,802                     17,054,525
Shares redeemed                                   (47,654)                      (20,517)                      (151,310)
                                                ---------                     ---------                    -----------
Net increase                                    $ 264,155                     $ 463,125                    $16,916,795
                                                =========                     =========                    ===========

----------
(1)  Class B commenced operations on October 6, 2000.
(2)  Class C commenced operations of October 13, 2000.
(3)  Class M, Q and T commenced operations on February 26, 2001.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                                Class B Shares
                                    -------------------------------------------    -----------------------------------------
                                        Nine                          Three           Nine                         Three
                                    Months Ended    Year Ended     Months Ended   Months Ended    Year Ended    Months Ended
                                      March 31,      June 30,        June 30,       March 31,      June 30,       June 30,
                                        2001           2000            1999           2001           2000           1999
                                    ------------    -----------    ------------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                              518,725        604,669       1,744,498        408,264        235,490         65,960
Shares issued in merger                3,150,703             --              --         92,272             --             --
Shares issued as reinvestment of
 dividends                                 4,630         11,483           1,712          4,913         16,764          3,737
Shares redeemed                         (583,744)      (607,655)     (1,797,320)      (112,217)      (333,238)      (137,015)
                                    ------------    -----------    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                           3,090,314          8,497         (51,110)       393,232        (80,984)       (67,318)
                                    ============    ===========    ============    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                         $  7,106,388    $ 7,329,922    $ 22,358,564    $ 4,695,326    $ 2,807,321    $   827,887
Shares issued in merger               37,188,186             --              --      1,064,000             --             --
Shares issued as reinvestment of
 dividends                                54,593        139,358          21,991         56,288        199,456         47,004
Shares redeemed                       (6,920,354)    (7,363,256)    (23,052,137)    (1,297,614)    (3,971,439)    (1,710,716)
                                    ------------    -----------    ------------    -----------    -----------    -----------
Net increase (decrease)             $ 37,428,813    $   106,024    $   (671,582)   $ 4,518,000    $  (964,662)   $  (835,825)
                                    ============    ===========    ============    ===========    ===========    ===========

                                                  Class C Shares                                Class Q Shares
                                    -------------------------------------------    -----------------------------------------
                                        Nine                           Three          Nine                         Three
                                    Months Ended    Year Ended     Months Ended   Months Ended    Year Ended    Months Ended
                                      March 31,      June 30,        June 30,       March 31,      June 30,       June 30,
                                        2001           2000            1999           2001           2000           1999
                                    ------------    -----------    ------------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                              546,942        594,925          72,888         38,536          5,652            816
Shares issued in merger                    3,821             --              --             --             --             --
Shares issued as reinvestment of
 dividends                                 3,185         11,584           2,829            462          1,233            168
Shares redeemed                         (445,234)      (905,931)        (77,064)       (37,766)        (1,293)       (12,262)
                                    ------------    -----------    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                             108,714       (299,422)         (1,347)         1,232          5,592        (11,278)
                                    ============    ===========    ============    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                         $  6,606,970    $ 7,361,851    $    952,054    $   429,146    $    64,150    $    10,030
Shares issued in merger                   46,034             --              --             --             --             --
Shares issued as reinvestment of
 dividends                                38,209        143,424          37,021          5,116         14,212          2,037
Shares redeemed                       (5,322,378)   (11,234,101)     (1,006,028)      (418,017)       (14,990)      (151,748)
                                    ------------    -----------    ------------    -----------    -----------    -----------
Net increase (decrease)             $  1,368,835    $(3,728,826)   $    (16,953)   $    16,245    $    63,372    $  (139,681)
                                    ============    ===========    ============    ===========    ===========    ===========

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                   Class B Shares
                                    ----------------------------------------------   ----------------------------------------------
                                        Nine                                              Nine
                                    Months Ended     Year Ended       Year Ended      Months Ended     Year Ended       Year Ended
                                      March 31,       June 30,         June 30,         March 31,       June 30,         June 30,
                                        2001            2000             1999             2001            2000             1999
                                    ------------    -------------    -------------   -------------    -------------    ------------
High Yield Fund
 (Number of Shares)
Shares sold                           15,745,272       18,403,831       23,077,399       5,309,475       10,007,643      28,533,861
Shares issued as reinvestment of
 dividends                               646,613          992,628        1,012,788         995,556        1,441,815       1,285,173
Shares redeemed                      (19,153,331)     (24,529,807)     (16,689,544)     (9,975,735)     (15,933,643)     (7,951,333)
                                    ------------    -------------    -------------   -------------    -------------    ------------
Net increase (decrease) in shares
 outstanding                          (2,761,446)      (5,133,348)       7,400,643      (3,670,704)      (4,484,185)     21,867,701
                                    ============    =============    =============   =============    =============    ============
High Yield Fund ($)
Shares sold                         $ 66,608,855    $  97,912,317    $ 146,786,361   $  22,503,028    $  55,282,605    $177,876,596
Shares issued as reinvestment of
 dividends                             2,819,377        5,460,638        6,265,752       4,335,584        7,894,426       7,911,056
Shares redeemed                      (82,304,218)    (131,398,105)    (106,793,532)    (43,506,185)     (86,943,865)    (48,182,705)
                                    ------------    -------------    -------------   -------------    -------------    ------------
Net increase (decrease)             $(12,875,986)   $ (28,025,150)   $  46,258,581   $ (16,667,573)   $ (23,766,834)   $137,604,947
                                    ============    =============    =============   =============    =============    ============

                                                   Class C Shares
                                    --------------------------------------------
                                        Nine
                                    Months Ended     Year Ended     Period Ended
                                     March 31,        June 30,        June 30,
                                        2001            2000           1999(1)
                                    ------------    ------------    ------------
High Yield Fund
 (Number of Shares)
Shares sold                            2,026,872        2,837,111           93,124
Shares issued as reinvestment of
 dividends                                34,886           28,522               --
Shares redeemed                       (1,825,857)      (1,778,397)              --
                                    ------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                             235,901        1,087,236           93,124
                                    ============    =============    =============
High Yield Fund ($)
Shares sold                         $  9,115,727    $  15,174,843    $     549,513
Shares issued as reinvestment of
 dividends                               151,350          153,864               58
Shares redeemed                       (8,303,880)      (9,243,746)              --
                                    ------------    -------------    -------------
Net increase (decrease)             $    963,197    $   6,084,961    $     549,571
                                    ============    =============    =============

                                                   Class M Shares                                  Class Q Shares
                                    --------------------------------------------    -------------------------------------------
                                        Nine                                            Nine
                                    Months Ended     Year Ended      Year Ended     Months Ended     Year Ended    Period Ended
                                     March 31,        June 30,        June 30,        March 31,       June 30,       June 30,
                                        2001            2000            1999            2001            2000          1999(2)
                                    ------------    ------------    ------------    ------------    ------------   ------------
High Yield Fund
 (Number of Shares)
Shares sold                               95,583         127,747       2,189,902           3,863              --             30
Shares issued as reinvestment of
 dividends                               101,388         188,400         196,691             218              --             --
Shares redeemed                         (909,049)     (1,858,983)     (1,173,862)         (4,080)             --             --
                                    ------------    ------------    ------------    ------------    ------------   ------------
Net increase (decrease) in shares
 outstanding                            (712,078)     (1,542,836)      1,212,731               1              --             30
                                    ============    ============    ============    ============    ============   ============
High Yield Fund ($)
Shares sold                         $    395,381    $    705,631    $ 13,575,288    $     19,119    $         --   $          5
Shares issued as reinvestment of
 dividends                               444,144       1,036,966       1,217,509             957               2             --
Shares redeemed                       (3,916,982)    (10,086,399)     (7,119,713)        (15,911)             --             --
                                    ------------    ------------    ------------    ------------    ------------   ------------
Net increase (decrease)             $ (3,077,457)   $ (8,343,802)   $  7,673,084    $      4,165    $          2   $          5
                                    ============    ============    ============    ============    ============   ============

----------
(1)  Class C Shares commenced operations on May 27, 1999.
(2)  Class Q Shares commenced operations June 17, 1999.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                    Class B Shares
                                    ----------------------------------------------    ----------------------------------------------
                                         Nine                            Three            Nine                             Three
                                     Months Ended     Year Ended      Months Ended    Months Ended      Year Ended      Months Ended
                                       March 31,       June 30,         June 30,        March 31,        June 30,         June 30,
                                         2001            2000             1999            2001             2000             1999
                                    -------------    -------------    ------------    -------------    -------------    -----------
High Yield Fund II
 (Number of Shares)
Shares sold                             3,446,818        2,024,176         126,155        1,020,908          696,890        191,304
Shares issued in merger                 3,571,051        1,920,197              --       12,288,479        6,815,662             --
Shares issued as reinvestment of
 dividends                                147,603           85,848          13,470          217,419          173,796         20,903
Shares redeemed                        (3,995,119)      (2,296,078)       (175,029)      (2,284,363)      (1,757,346)      (279,006)
                                    -------------    -------------    ------------    -------------    -------------    -----------
Net increase (decrease) in shares
 outstanding                            3,170,353        1,734,143         (35,404)      11,242,443        5,929,002        (66,799)
                                    =============    =============    ============    =============    =============    ===========
High Yield Fund II ($)
Shares sold                         $  68,146,350    $  22,289,353    $  1,487,541    $ 118,247,344    $   7,778,149    $ 2,244,780
Shares issued in merger                31,382,187       21,258,924              --      108,181,979       75,437,662             --
Shares issued as reinvestment of
 dividends                              1,393,773          948,687         158,555        2,064,653        1,923,761        246,357
Shares redeemed                       (37,459,282)     (25,459,352)     (2,045,836)     (21,596,811)     (19,459,549)    (3,269,300)
                                    -------------    -------------    ------------    -------------    -------------    -----------
Net increase (decrease)             $  63,463,028    $  19,037,612    $   (399,740)   $ 206,897,165    $  65,680,023    $  (778,163)
                                    =============    =============    ============    =============    =============    ===========

                                                    Class C Shares
                                    ---------------------------------------------
                                        Nine                            Three
                                    Months Ended      Year Ended     Months Ended
                                      March 31,        June 30,        June 30,
                                        2001             2000            1999
                                    -------------    ------------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                             1,019,125         835,807          91,597
Shares issued in merger                 2,033,709         876,081              --
Shares issued as reinvestment of
 dividends                                 38,546          60,087          11,731
Shares redeemed                        (1,406,811)     (1,223,652)       (310,405)
                                    -------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            1,684,569         548,323        (207,077)
                                    =============    ============    ============
High Yield Fund II ($)
Shares sold                         $  29,857,628    $  9,284,852    $  1,078,810
Shares issued in merger                17,904,896       9,698,640              --
Shares issued as reinvestment of
 dividends                                365,478         667,948         138,399
Shares redeemed                       (13,234,360)    (13,540,976)     (3,633,914)
                                    -------------    ------------    ------------
Net increase (decrease)             $  34,893,642    $  6,110,464    $ (2,416,705)
                                    =============    ============    ============

                                                   Class Q Shares                         Class T Shares
                                    --------------------------------------------    ----------------------------
                                        Nine                           Three            Nine
                                    Months Ended     Year Ended     Months Ended    Months Ended    Period Ended
                                      March 31,       June 30,        June 30,       March 31,        June 30,
                                        2001            2000            1999            2001           2000(1)
                                    ------------    ------------    ------------    ------------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                              953,432       1,176,601          21,272           3,731          42,193
Shares issued in merger                       --              --              --              --       3,237,823
Shares issued as reinvestment of
 dividends                                30,998          38,331           7,915         115,386          45,794
Shares redeemed                       (1,271,213)       (857,666)       (307,466)       (890,992)       (426,380)
                                    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (286,783)        357,266        (278,279)       (771,875)      2,899,430
                                    ============    ============    ============    ============    ============
High Yield Fund II ($)
Shares sold                         $  8,874,061    $ 12,941,570    $    249,643    $     36,929    $    467,407
Shares issued in merger                       --              --              --              --      35,837,128
Shares issued as reinvestment of
 dividends                               300,645         431,200          93,356       1,098,699         495,594
Shares redeemed                      (12,170,488)     (9,622,674)     (3,614,065)     (8,630,230)     (4,680,068)
                                    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (2,995,782)   $  3,750,096    $ (3,271,066)   $ (7,494,602)   $ 32,120,061
                                    ============    ============    ============    ============    ============

----------
(1)  Class T Shares commenced operations on March 31, 2000.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 12 -- FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2001, the Strategic Income Fund had the following forward foreign currency contracts:

   Currency                              In                       Net Unrealized
      to               Settlement     Exchange                     Appreciation
     Sell                 Date           For          Value$      (Depreciation)
     ----                 ----           ---          ------      --------------
Danish Krone                             USD
 DKK 15,441,000         05/18/01      1,879,839     $1,819,621      $  60,218
Euro                                     USD
 EUR 3,888,000          05/18/01      3,527,194      3,421,429        105,765
 EUR 490,000            05/18/01        463,172        431,198         31,974
 EUR 1,755,000          05/18/01      1,657,597      1,544,395        113,202
British Pound                            USD
 GBP 2,730,000          05/18/01      3,935,022      3,871,533         63,489
Swedish Kona                             USD
 SEK 9,271,000          05/18/01        920,290        894,484         25,806
United States Dollar                     EUR
USD 2,051,032           05/18/01      2,245,000      1,975,594        (75,438)
                                                                    ---------
                                                                    $ 325,016
                                                                    =========

NOTE 13 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Fund II had 28% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2001, the High Yield Fund II held SA Telecommunications, Inc., US Interactive, Poland Telecom, ICG Services, Inc. and Russell Stanley defaulted securities. The aggregate value for these securities was $3,976,764 at March 31, 2001.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 14 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At March 31, 2001, capital loss carryforwards were as follows:

                                              Expiration
                              Amount             Dates
                            -----------      ------------
GNMA Fund                   $15,944,450      2003 to 2008
Strategic Income Fund         7,375,189      2006 to 2009
High Yield Fund             106,986,801      2002 to 2009
High Yield Fund II          348,293,074      2004 to 2009

During the period ended March 31, 2001, $1,301,325 of capital loss carryforwards of High Yield Fund II expired.

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2001, the Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 as follows:

                             Post October
                           capital/currency
        Fund               losses deferred
        ----               ---------------
Strategic Income Fund        $   166,952
High Yield Fund               43,400,212
High Yield Fund II            11,203,875

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 15 -- CHANGES IN THE FUND'S YEAR-END

Effective March 31, 2001 the Funds changed their fiscal year-end to March 31 from June 30 for Strategic Income Fund, High Yield Fund and High Yield Fund II and from December 31 for GNMA Income Fund. This change was done to facilitate the administration of the Funds.

NOTE 16 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                    Acquired Fund
                                                                                                      Unrealized
  Acquiring                 Acquired                 Total net assets of    Total net assets of      appreciation
    Fund                      Fund                   Acquired Fund (000)   Acquiring Fund (000)   (depreciation)(000)
    ----                      ----                   -------------------   --------------------   -------------------
GNMA             Pilgrim Government Securities
 Income Fund       Income Fund                            $121,742               $391,489              $   2,145

Strategic        Pilgrim Global Income Fund                 14,716                 13,785                   (104)
 Income Fund     Pilgrim International Bond Fund            23,582                 13,785                   (799)

High Yield       Pilgrim High Total Return Fund I          106,620                140,145               (135,704)
 Fund II         Pilgrim High Total Return Fund II          50,849                140,145                (28,974)

The net assets of GNMA Income Fund, Strategic Income Fund and High Yield Fund II after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively.

On March 31, 2000, the High Yield Fund II ("Acquiring Fund"), acquired the assets and certain liabilities of Pilgrim High Yield III Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 11 -- Capital Shares. The net assets and unrealized depreciation of the Acquired Fund was $142,232,353 and $(755,931), respectively. The Acquiring Funds net assets prior to and immediately after the acquisition was $67,494,309 and $209,726,662, respectively.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 17 -- SUBSEQUENT EVENTS (Unaudited)

Merger involving Managers. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger.

Dividends. Subsequent to March 31, 2001 the following Funds declared dividends from net investment income of:

                                Per Share
                                  Amount       Payable Date       Record Date
                                  ------       ------------       -----------
GNMA Income Fund
Class A                          $0.0390      April 04, 2001     March 30, 2001
Class B                          $0.0350      April 04, 2001     March 30, 2001
Class C                          $0.0350      April 04, 2001     March 30, 2001
Class M                          $0.0360      April 04, 2001     March 30, 2001
Class Q                          $0.0390      April 04, 2001     March 30, 2001
Class T                          $0.0360      April 04, 2001     March 30, 2001
Class A                          $0.0400      May 03, 2001       April 30, 2001
Class B                          $0.0360      May 03, 2001       April 30, 2001
Class C                          $0.0360      May 03, 2001       April 30, 2001
Class M                          $0.0370      May 03, 2001       April 30, 2001
Class Q                          $0.0400      May 03, 2001       April 30, 2001
Class T                          $0.0370      May 03, 2001       April 30, 2001
Pilgrim Strategic Income Fund
Class A                          $0.0540      April 04, 2001     March 30, 2001
Class B                          $0.0500      April 04, 2001     March 30, 2001
Class C                          $0.0500      April 04, 2001     March 30, 2001
Class Q                          $0.0550      April 04, 2001     March 30, 2001
Class A                          $0.0540      May 03, 2001       April 30, 2001
Class B                          $0.0500      May 03, 2001       April 30, 2001
Class C                          $0.0500      May 03, 2001       April 30, 2001
Class Q                          $0.0540      May 03, 2001       April 30, 2001
Pilgrim High Yield Fund
Class A                          $0.0450      April 04, 2001     March 30, 2001
Class B                          $0.0430      April 04, 2001     March 30, 2001
Class C                          $0.0430      April 04, 2001     March 30, 2001
Class M                          $0.0430      April 04, 2001     March 31, 2001
Class Q                          $0.0460      April 04, 2001     March 30, 2001
Class A                          $0.0450      May 03, 2001       April 30, 2001
Class B                          $0.0430      May 03, 2001       April 30, 2001
Class C                          $0.0430      May 03, 2001       April 30, 2001
Class M                          $0.0430      May 03, 2001       April 30, 2001
Class Q                          $0.0460      May 03, 2001       April 30, 2001
Pilgrim High Yield Fund II
Class A                          $0.1600      May 01, 2001       Daily
Class B                          $0.1520      May 01, 2001       Daily
Class C                          $0.1540      May 01, 2001       Daily
Class Q                          $0.1610      May 01, 2001       Daily
Class T                          $0.1550      May 01, 2001       Daily

Pilgrim GNMA
Income Fund       PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 91.29%
                     Federal Home Loan Mortgage Corportation: 4.80%
$ 9,573,938          6.500% due 06/01/16                          $   9,666,712
  3,595,284          7.000% due 11/01/14                              3,676,177
  9,465,722          7.500% due 12/01/14 - 01/01/30                   9,725,155
  2,228,771          8.000% due 01/01/30                              2,300,492
                                                                  -------------
                                                                     25,368,536
                                                                  -------------
                     Federal National Mortgage Corportation: 2.50%
  3,348,948          6.500% due 06/01/14 - 12/01/18                   3,369,816
  1,636,015          7.000% due 03/01/15                              1,675,683
  1,814,982          7.500% due 05/01/28                              1,855,819
  6,075,039          8.500% due 08/01/11 - 09/01/15                   6,316,164
                                                                  -------------
                                                                     13,217,482
                                                                  -------------
                     Government National Mortgage Association: 83.99%
    233,983          5.500% due 04/20/29                                222,508
    574,650          5.650% due 07/15/29                                570,755
 54,919,358          6.000% due 07/15/28 - 02/15/31                  53,923,296
  4,747,797          6.250% due 04/15/26 - 04/15/28                   4,683,165
    140,093          6.340% due 02/15/29                                141,623
    588,157          6.350% due 09/15/33                                588,028
  5,929,429          6.400% due 10/15/33 - 08/15/38                   5,944,292
  1,198,189          6.470% due 09/15/33                              1,205,808
 39,560,999          6.500% due 02/15/22 - 02/15/40                  39,663,845
 15,669,852          6.625% due 07/15/33 - 01/15/40                  15,892,326
  6,973,052          6.650% due 12/15/13 - 11/15/39                   7,048,913
  3,572,840          6.670% due 01/15/40                              3,628,436
  6,294,014          6.688% due 07/15/40                              6,435,932
    398,178          6.700% due 08/15/14 - 12/15/14                     396,104
 16,967,537(1)       6.750% due 12/15/01 - 05/15/40                  17,038,289
  2,894,673          6.810% due 07/15/39                              2,967,481
  3,187,483          6.820% due 04/15/34                              3,278,946
  1,831,307          6.870% due 03/15/39                              1,821,006
  9,174,120          6.875% due 01/15/29 - 02/15/40                   9,456,035
  2,990,221          6.950% due 12/15/29                              3,066,552
 20,425,651          7.000% due 09/15/23 - 06/15/34                  20,811,530
    984,393          7.050% due 07/15/29                                997,313
  5,674,000(1)       7.100% due 08/15/01                              5,840,674
  9,081,808          7.125% due 09/15/39                              9,488,280
  2,279,793          7.200% due 04/15/34                              2,399,687
  5,791,725          7.250% due 05/15/22 - 06/15/29                   5,862,795
 18,668,492          7.450% due 03/15/29                             19,333,557
 51,582,564          7.500% due 04/15/13 - 05/15/31                  52,967,528
  1,996,431          7.600% due 06/15/40                              2,052,029
12,633,763           7.625% due 08/15/14 - 07/15/38                  13,542,702
27,500,642(1)        7.650% due 09/15/02 - 05/15/26                  28,972,481
    687,902          7.700% due 08/15/13                                712,646
  6,138,526          7.750% due 06/15/14 - 01/15/36                   6,553,702
  1,238,069(1)       7.800% due 10/15/02 - 07/15/19                   1,312,649
 10,256,689          7.875% due 09/15/29 - 04/15/38                  11,102,786
 25,701,640(1)       8.000% due 08/15/01 - 06/15/40                  27,270,400
    611,648          8.050% due 07/15/19 - 04/15/21                     633,478
  1,597,875          8.100% due 06/15/12 - 07/15/12                   1,626,994
  5,046,076          8.125% due 05/15/38                              5,458,355
  9,138,674          8.150% due 12/15/11 - 09/15/15                   9,317,112
  7,534,488          8.200% due 10/15/11 - 05/15/13                   7,707,574
  7,676,801(1)       8.250% due 07/15/01 - 12/15/37                   7,948,798
 12,121,782          8.500% due 04/15/12 - 04/15/32                  12,280,881
  6,749,308          8.750% due 11/15/17 - 06/15/27                   7,098,890
  2,255,196          9.000% due 05/15/20 - 12/15/34                   2,439,318
  1,402,983          9.250% due 06/15/30                              1,472,256
    996,071          10.250% due 08/15/29                             1,138,177
                                                                  -------------
                                                                    444,315,932
                                                                  -------------
                     Total U.S. Government Agency
                       Obligations (Cost $467,077,778)              482,901,950
                                                                  -------------
U.S. TREASURY NOTES: 4.52%
 10,000,000          3.500% due 01/15/11                             10,228,380
 13,000,000          5.750% due 11/15/05 - 08/15/10                  13,674,032
                                                                  -------------
                     Total U.S. Treasury Notes
                       (Cost $ 23,627,436)                           23,902,412
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $490,705,214)                          506,804,362
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim GNMA
Income Fund       PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 9.52%
                     U.S. Treasury Obligations: 9.52%
$   300,000          U.S. Treasury Bill, 4.900% due 04/12/01      $     299,551
 17,100,000          U.S. Treasury Bill, 4.800% due 04/19/01         17,058,960
 25,000,000          U.S. Treasury Bill, 4.870% due 04/19/01         24,939,125
  7,500,000          U.S. Treasury Bill, 5.020% due 04/19/01          7,481,175
    600,000          U.S. Treasury Bill, 5.640% due 06/14/01            593,044
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $ 50,371,855)                           50,371,855
                                                                  -------------
                     Total Investments in Securities
                       (Cost $541,077,069)*              105.33%    557,176,217
                     Other Assets and Liabilities-Net     -5.33%    (28,196,352)
                                                        -------   -------------
                     Net Assets                          100.00%  $ 528,979,865
                                                        =======   =============

* Cost for federal income tax purposes is $541,102,046. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  16,812,666
                     Gross Unrealized Depreciation                     (738,495)
                                                                  -------------
                     Net Unrealized Appreciation                  $  16,074,171
                                                                  =============

----------
(1) Some or all of this security are construction loan securities issued on a when-issued basis (see Note 10).

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income Fund       PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 45.24%
                     Aerospace/Defense: 0.16%
$   175,000     XX   Simula, Inc., 8.000%, due 05/01/04               $   87,500
                                                                      ----------
                     Airlines: 0.11%
     60,000          Atlas Air Worldwide Holdings, Inc.,
                       9.375%, due 11/15/06                               60,600
                                                                      ----------
                     Banks: 6.82%
    155,000     @@   Banco Santander-Chile, 6.500%,
                       due 11/01/05                                      157,618
    450,000(1)  @@   Bank Nederlandse Gemeenten, 7.750%,
                       due 08/13/03                                      673,028
    700,000(1)  @@   European Investment Bank, 7.000%,
                       due 12/08/03                                    1,035,886
    730,000(1)  @@   KFW International Finance, 6.000%,
                       due 10/27/03                                    1,052,622
  4,557,000(2)  @@   Realkredit Danmark A/S, 6.000%,
                       due 10/01/29                                      522,049
    200,000          Wachovia Corp., 6.605%, due 10/01/25                204,150
                                                                      ----------
                                                                       3,645,353
                                                                      ----------
                     Chemicals: 0.20%
    225,000          Sterling Chemicals, Inc., 11.750%,
                       due 08/15/06                                      105,188
                                                                      ----------
                     Commercial Banks -- Non U.S.: 0.72%
  3,352,000(2)  @@   Danske Kredit, 6.000%, due 10/01/29                 384,202
                                                                      ----------
                     Commercial Services: 1.57%
    475,000          Mail-Well, Inc., 8.750%, due 12/15/08               406,125
    815,000          Neff Corp., 10.250%, due 06/01/08                   346,375
     25,000          United Rentals, Inc., 8.800%, due 08/15/08           22,000
     75,000          United Rentals, Inc., 9.000%, due 04/01/09           66,750
                                                                      ----------
                                                                         841,250
                                                                      ----------
                     Computers: 0.06%
    100,000          Globix Corp., 12.500%, due 02/01/10                  29,500
                                                                      ----------
                     Diversified Financial Services: 1.48%
     60,000     @@#  Cerro Negro Finance Ltd, 7.330%,
                       due 12/01/09                                       54,854
    200,000          Citigroup, Inc., 5.700%, due 02/06/04               202,021
    200,000          Household Finance Corp., 8.000%,
                       due 05/09/05                                      214,350
    440,000          Madison River Capital LLC/Madison
                       River Finance Corp, 13.250%, due 03/01/10         319,000
      1,000(2)  @@   Unikredit Realkredit, 6.000%, due 07/01/29              115
                                                                      ----------
                                                                         790,340
                                                                      ----------
                     Electric: 2.80%
    300,000          AES Corp., 9.375%, due 09/15/10                     315,000
    405,000          Calpine Corp., 8.625%, due 08/15/10                 418,964
    350,000          CMS Energy Corp., 9.875%, due 10/15/07              374,900
    100,000          East Coast Power LLC, 7.536%, due 06/30/17           98,342
     20,000          Enersis S.A. (Chile), 6.600%, due 12/01/26           19,848
    250,000          TNP Enterprises, Inc., 10.250%, due 04/01/10        271,250
                                                                      ----------
                                                                       1,498,304
                                                                      ----------
                     Electronics: 0.18%
     95,000     @@   Celestica International, Inc., 10.500%,
                       due 12/31/06                                       98,325
                                                                      ----------
                     Environmental Control: 0.24%
    125,000     #    Allied Waste North America, 8.875%,
                       due 04/01/08                                      128,750
                                                                      ----------
                     Food: 0.76%
    390,000     #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                      403,650
                                                                      ----------
                     Forest Products & Paper: 0.90%
    500,000     @@   Doman Industries Ltd., 8.750%, due 03/15/04         282,500
    200,000          Buckeye Technologies, Inc., 9.250%,
                       due 09/15/08                                      199,000
                                                                      ----------
                                                                         481,500
                                                                      ----------
                     Healthcare-Services: 0.09%
     50,000          HCA -- The Healthcare Company, 7.250%,
                       due 05/20/08                                       48,965
                                                                      ----------
                     Holding Companies -- Diversified: 0.10%
     50,000     #    Kansas City Southern Railway, 9.500%,
                       due 10/01/08                                       51,500
                                                                      ----------
                     Home Builders: 0.15%
     25,000          Lennar Corp., 7.625%, due 03/01/09                   24,094
     50,000          Lennar Corp., 9.950%, due 05/01/10                   53,750
                                                                      ----------
                                                                          77,844
                                                                      ----------
                     Internet: 0.11%
    100,000     +    Amazon.Com, Inc., 0/10.000%, due 05/01/08            58,500
                                                                      ----------
                     Iron/Steel: 0.09%
     25,000          AK Steel Corp., 7.875%, due 02/15/09                 23,250
     25,000          Armco, Inc., 9.000%, due 09/15/07                    23,250
                                                                      ----------
                                                                          46,500
                                                                      ----------
                     Leisure Time: 0.75%
    600,000          Trump Atlantic City Associates, 11.250%,
                       due 05/01/06                                      399,000
                                                                      ----------
                     Lodging: 0.78%
     25,000          Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                       25,250
    375,000          Station Casinos, Inc., 9.875%,
                       due 07/01/10                                      390,000
                                                                      ----------
                                                                         415,250
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income Fund       PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

                     Machinery -- Construction & Mining: 0.03%
$    15,000          Terex Corp., 8.875%, due 04/01/08               $    14,100
                                                                     -----------
                     Media: 3.56%
     85,000          Adelphia Communications, 10.875%,
                       due 10/01/10                                       90,525
    350,000     +    Charter Communications Holdings LLC,
                       0/11.750%, due 01/15/10                           238,000
    675,000          Classic Cable, Inc., 10.500%, due 03/01/10          408,375
    425,000          Echostar DBS Corp., 9.250%, due 02/01/06            426,594
    600,000          Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                      423,000
    400,000     +@@  Telewest Communications PLC, 0/11.375%,
                       due 02/01/10                                      234,000
    250,000     +@@  United Pan-Europe Communications, N.V.,
                       0/13.750%, due 02/01/10                            82,500
                                                                     -----------
                                                                       1,902,994
                                                                     -----------
                     Oil & Gas: 2.33%
    300,000          Clark Refining and Marketing, Inc., 8.375%,
                       due 11/15/07                                      232,500
    400,000          Energy Corp. Of America, 9.500%,
                     due 05/15/07                                        329,000
    350,000     @@   Northern Oil ASA, 10.000%, due 05/15/05             248,500
    285,000          Occidental Petroleum Corp., 7.650%,
                       due 02/15/06                                      303,300
    200,000          United Refining Co., 10.750%, due 06/15/07          132,250
                                                                     -----------
                                                                       1,245,550
                                                                     -----------
                     Packaging & Containers: 0.21%
    135,000          Owens-Illinois, Inc., 7.850%, due 05/15/04          112,050
                                                                     -----------
                     Retail: 0.75%
    625,000          Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                      403,125
                                                                     -----------
                     Sovereign: 9.72%
    860,000(3)  @@   Bundesobligation, 4.125%, due 08/27/04              753,554
  7,270,000(2)  @@   Denmark Government Bond, 6.000%,
                       due 11/15/02                                      873,721
    990,000(3)  @@   Deutsche Bundesrepublik, 5.625%,
                       due 01/04/28                                      900,688
    894,000(3)  @@   Deutsche Bundesrepublik, 6.000%,
                       due 07/04/07                                      850,469
$   200,000     @@   Dominican Republic International Bond,
                       7.5625%, due 08/30/24                             132,000
    916,000(3)  @@   Netherlands Government Bond, 5.250%,
                       due 07/15/08                                      831,994
  8,700,000(4)  @@   Sweden Government Bond, 5.500%,
                       due 04/12/02                                      851,097
                                                                     -----------
                                                                       5,193,523
                                                                     -----------
                     Telecommunications: 9.40%
    500,000     @@   Call-Net Enterprises, Inc., 8.000%,
                       due 08/15/08                                      154,375
    500,000     @@   Call-Net Enterprises, Inc., 9.375%,
                       due 05/15/09                                      137,500
    400,000          Crown Castle International Corp., 9.500%,
                       due 08/01/11                                      399,000
    250,000          FLAG Telecom Holdings Ltd., 11.625%,
                       due 03/30/10                                      191,250
    260,000          Global Crossing Holding Ltd, 9.500%,
                       due 11/15/09                                      245,050
    350,000          Hyperion Telecom, Inc., 12.000%, due 11/01/07       222,250
    250,000     +    Intermedia Communications, 0/12.250%,
                       due 03/01/09                                      178,750
    300,000          ITC Deltacom, Inc., 8.875%, due 03/01/08            235,500
    250,000     +    Level 3 Communications, Inc., 0/12.875%,
                       due 03/15/10                                       96,250
    250,000          McLeodUSA, Inc., 11.375%, due 01/01/09              245,000
    275,000          Metromedia Fiber Network, Inc., 10.000%,
                       due 12/15/09                                      229,625
    495,000          MGC Communications Inc./MPower Communications   ,
                       13.000%, due 04/01/10                             195,525
    275,000          Natural Microsystems Corp., 5.000%,
                     due 10/15/05                                        152,625
    300,000     +    Nextel Communications, Inc., 0/9.950%,
                       due 02/15/08                                      204,750
    900,000          Northeast Optic Communications, Inc., 12.750%   ,
                       due 08/15/08                                      409,500
    500,000     +    NTL, Inc. 0/9.750%, due 04/01/08                    288,750
    250,000     @@   Tricom SA, 11.375%, due 09/01/04                    235,625
    400,000     +    US Unwired, Inc., 0/13.375%, due 11/01/09           204,000
    500,000     @@   VersaTel Telecom International N.V., 11.875%,
                       due 07/15/09                                      297,500
  2,000,000     +    Viatel, Inc., 0/12.500%, due 04/15/08               285,000
    200,000          Williams Communications Group, 10.875%,
                       due 10/01/09                                      147,000
  1,000,000     &&   WinStar Communications, Inc., 12.750%,
                       due 04/15/10                                      265,000
                                                                     -----------
                                                                       5,019,825
                                                                     -----------
                     Textiles: 0.75%
    400,000          Simmons Co., 10.250%, due 03/15/09                  400,000
                                                                     -----------
                     Transportation: 0.42%
     25,000          Gulfmark Offshore, Inc., 8.750%,
                       due 06/01/08                                       25,063
    200,000          Norfolk Southern Corp., 6.750%,
                       due 02/15/11                                      201,258
                                                                     -----------
                                                                         226,321
                                                                     -----------
                     Total Corporate Bonds (Cost $27,421,920)         24,169,509
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income Fund       PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS: 33.52%
$ 2,075,000          U.S. Treasury Bond, 6.125%, due 08/15/29     $   2,228,363
  1,240,000          U.S. Treasury Inflation Index Bond, 3.500%,
                       due 01/15/11                                   1,268,319
  2,062,000          U.S. Treasury Inflation Index Bond, 3.875%,
                       due 01/15/09                                   2,283,152
  4,400,000          U.S. Treasury Note, 4.750%, due 01/31/03         4,439,455
  2,000,000          U.S. Treasury Note, 5.750%, due 10/31/02         2,047,076
  1,800,000          U.S. Treasury Note, 5.750%, due 11/15/05         1,887,467
  1,000,000          U.S. Treasury Note, 5.750%, due 08/15/10         1,054,370
  1,250,000          U.S. Treasury Note, 6.500%, due 02/15/10         1,380,862
  6,000,000          U.S. Treasury Strip (Principal Only),
                       0.000%, due 11/15/27                           1,323,354
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $17,456,241)                            17,912,418
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.53%
                     Federal Home Loan Mortgage Corporation: 2.56%
    170,030          5.500%, due 01/01/14                               166,948
     87,364          5.500%, due 02/01/14                                85,780
  1,056,698          7.000%, due 06/01/29                             1,070,237
      8,721          9.000%, due 06/01/06                                 9,209
     26,857          9.500%, due 11/01/05                                27,914
      9,740          10.000%, due 10/01/03                               10,197
                                                                  -------------
                                                                      1,370,285
                                                                  -------------
                     Federal National Mortgage Association: 9.46%
    274,026          6.350%, due 01/01/04                               286,699
     75,519          6.500%, due 02/01/09                                76,440
    583,268          6.500%, due 08/01/15                               590,192
  1,900,000          6.625%, due 10/15/07                             2,021,429
    715,000(1)       6.875%, due 06/07/02                             1,033,529
    303,415          7.000%, due 03/01/15                               310,241
    500,000          7.250%, due 01/15/10                               552,655
    127,472          8.000%, due 08/01/30                               131,456
     10,602          9.500%, due 06/01/05                                11,235
     10,941          9.500%, due 07/01/06                                11,594
     13,789          9.500%, due 05/01/07                                14,612
     13,031          10.000%, due 10/01/05                               14,001
                                                                  -------------
                                                                      5,054,083
                                                                  -------------
                     Government National Mortgage Association: 1.51%
    378,166          6.500%, due 06/15/29                               378,045
    284,465          7.500%, due 11/15/29                               291,576
    128,874          8.000%, due 07/15/30                               133,226
      3,468          8.500%, due 02/15/21                                 3,628
        312          11.500%, due 02/15/13                                  341
        630          11.500%, due 07/15/13                                  704
                                                                  -------------
                                                                        807,520
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $5,897,180)                              7,231,888
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 2.36%
                     Mortgage - Commercial: 1.78%
    210,000     #    Allied Capital Commercial Mortgage Trust,
                       6.710%, due 12/25/04                             213,938
    450,000          First Union National Bank-Bank of America
                       Commercial Mortgage Trust, 6.136%, due
                       12/15/10                                         452,250
    274,438          GMAC Commercial Mortgage Securities, Inc.,
                       6.974%, due 05/15/08                             285,967
                                                                  -------------
                                                                        952,155
                                                                  -------------
                     Mortgage -- Residential: 0.58%
    300,000          Emergent Home Equity Loan Trust, 7.080%,
                       due 12/15/28                                     307,673
                                                                  -------------
                     Total CMO's and Asset Backed Securities
                       (Cost $1,224,380)                              1,259,828
                                                                  -------------

Shares                              Security                          Value
--------------------------------------------------------------------------------

PREFERRED STOCK: 0.93%
                     Telecommunications: 0.93%
      8,000     &    Adelphia Business Solutions, Inc.            $     400,000
      3,030     &    XO Communications, Inc.                             94,688
                                                                  -------------
                                                                        494,688
                                                                  -------------
                     Total Preferred Stock (Cost $630,471)              494,688
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $52,629,692)                            51,068,331
                                                                  -------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 6.81%
                     Repurchase Agreement: 6.81%
$ 3,638,000          State Street Repurchase Agreement
                       dated 03/30/01, 5.18% due 04/02/01,
                       $3,639,570 to be received upon
                       repurchase (Collateralized by
                       $3,750,000 U.S. Treasury Note, 5.375%
                       Market Value $3,712,500, due 02/15/31)         3,638,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $3,638,000)                              3,638,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $56,267,692)*               102.39%  $  54,706,331
                                                        -------   -------------
                     Other Assets and Liabilities-Net     -2.39%     (1,275,599)
                                                        -------   -------------
                     Net Assets                          100.00%  $  53,430,732
                                                        -------   -------------

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
&    Payment-in-kind
&&   Became a defaulted security subsequent to March 31, 2001.
XX Value of securities obtained from one or more dealers making markets in the securities have been adjusted based on the Fund's valuation procedures.
(1)  Principal Amount presented in British Pounds.
(2)  Principal Amount presented in Danish Kroner.
(3)  Principal Amount presented in EURO.
(4)  Principal Amount presented in Swedish Kronor.
*    Cost for federal income tax purposes is $56,281,813.

           Net unrealized depreciation consists of:
                Gross Unrealized Appreciation                     $     968,070
                Gross Unrealized Depreciation                        (2,543,552)
                                                                  -------------
                Net Unrealized Depreciation                       $  (1,575,482)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund              PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 92.34%
                     Aerospace: 0.73%
$ 1,500,000     #    Sequa Corp., 8.875%, due 04/01/08            $   1,513,125
                                                                  -------------
                     Airlines: 2.41%
  1,125,000          Amtran, Inc., 10.500%, due 08/01/04                978,750
  4,000,000          Atlas Air, Inc., 9.375%, due 11/15/06            4,040,000
                                                                  -------------
                                                                      5,018,750
                                                                  -------------
                     Automotive: 1.94%
  4,050,000          Lear Corp., 8.110%, due 05/15/09                 4,051,782
                                                                  -------------
                     Building Materials: 1.31%
  1,700,000          Dayton Superior Corp., 13.000%,
                       due 06/15/09                                   1,759,500
  1,000,000          Nortek, Inc., 8.875%, due 08/01/08                 967,500
                                                                  -------------
                                                                      2,727,000
                                                                  -------------
                     Cable: 8.87%
  2,500,000          Adelphia Communications Corp., 10.875%,
                       due 10/01/10                                   2,662,500
  2,500,000          Charter Communications Holdings, 8.625%,
                       due 04/01/09                                   2,418,750
  2,000,000          Charter Communications Holdings, 11.125%,
                       due 01/15/11                                   2,145,000
  2,000,000          Echostar DBS Corp., 9.250%, due 02/01/06         2,007,500
  2,000,000          Echostar DBS Corp., 9.375%, due 02/01/09         2,015,000
  2,000,000     XX   Hyperion Telecommunications, Inc., 12.000%,
                       due 11/01/07                                   1,230,000
  1,400,000          Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                     987,000
  3,750,000     @@   Star Choice Communications, 13.000%,
                       due 12/15/05                                   4,087,500
  1,000,000     @@   Telewest Communications, 9.875%,
                       due 02/01/10                                     945,000
                                                                  -------------
                                                                     18,498,250
                                                                  -------------
                     Capital Goods: 1.86%
    595,000          Terex Corp., 8.875%, due 04/01/08                  562,275
  2,440,000          Terex Corp., 8.875%, due 04/01/08                2,305,800
  1,000,000     #    Terex Corp., 10.375%, due 04/01/11               1,015,000
                                                                  -------------
                                                                      3,883,075
                                                                  -------------
                     Chemicals: 3.33%
  2,000,000          Buckeye Cellulose Corp., 9.250%,
                       due 09/15/08                                   1,990,000
  3,000,000          Lyondell Chemical Co., 9.875%, due 05/01/07      3,082,500
  2,000,000          Sterling Chemicals, Inc., 12.375%,
                       due 07/15/06                                   1,870,000
                                                                  -------------
                                                                      6,942,500
                                                                  -------------
                     Conglomerates: 1.08%
  2,900,000          Blount, Inc., 7.000%, due 06/15/05               2,262,000
                                                                  -------------
                     Consumer Products: 1.87%
  1,900,000          French Fragrances, Inc., 10.375%,
                       due 05/15/07                                   1,895,250
  2,000,000          Simmons Co., 10.250%, due 03/15/09               2,000,000
                                                                  -------------
                                                                      3,895,250
                                                                  -------------
                     Containers: 0.46%
  1,160,000          Owens-Illinois, Inc., 7.850%, due 05/15/04         968,600
                                                                  -------------
                     Electrical Utilities: 4.70%
    900,000          AES Corp., 9.500%, due 06/01/09                    954,000
  2,675,000          AES Corp., 9.375%, due 09/15/10                  2,822,125
  3,225,000          Calpine Corp., 8.625%, due 08/15/10              3,341,545
  1,500,000          CMS Energy Corp., 9.875%, due 10/15/07           1,606,715
  1,000,000          TNP Enterprises, Inc., 10.250%, due 04/01/10     1,085,000
                                                                  -------------
                                                                      9,809,385
                                                                  -------------
                     Energy: 9.09%
  1,360,000          Clark Refining and Marketing, Inc., 8.375%,
                       due 11/15/07                                   1,054,000
    378,000          Cliffs Drilling Co., 10.250%, due 05/15/03         390,758
  1,325,000     #@@  Compagnie Generale de Geophysique, 10.625%,
                       due 11/15/07                                   1,414,437
  5,575,000          Energy Corp of America, 9.500%, due 05/15/07     4,613,312
  3,055,000          Gulfmark Offshore, Inc., 8.750%,
                       due 06/01/08                                   3,077,912
  3,425,000          Parker Drilling Co., 9.750%, due 11/15/06        3,544,875
  1,500,000          RBF Finance Co., 11.000%, due 03/15/06           1,865,625
  1,000,000          United Rentals, Inc., 9.500%, due 06/01/08         915,000
  3,100,000          United Roofing Co., 10.750%, due 06/15/07        2,065,375
                                                                  -------------
                                                                     18,941,294
                                                                  -------------
                     Entertainment: 0.62%
  2,000,000          Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                   1,290,000
                                                                  -------------
                     Environmental: 1.43%
  2,900,000          Allied Waste of North America, 10.000%,
                       due 08/01/09                                   2,972,500
                                                                  -------------
                     Finance: 3.65%
  3,000,000          NEFF Corp., 10.250%, due 06/01/08                1,275,000
  3,000,000          Penhall International Corp., 12.000%,
                       due 08/01/06                                   2,970,000
    325,000          United Rentals, Inc., 8.800%, due 08/15/08         287,625
  1,400,000          United Rentals, Inc., 9.250%, due 01/15/09       1,267,000
  2,025,000          United Rentals, Inc., 9.000%, due 04/01/09       1,812,375
                                                                  -------------
                                                                      7,612,000
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund              PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

                     Food/Beverage: 0.74%
$ 1,775,000          Packaged Ice, Inc., 9.750%, due 02/01/05     $   1,544,250
                                                                  -------------
                     Gaming: 6.10%
  1,750,000          Anchor Gaming, 9.875%, due 10/15/08              1,868,125
  1,000,000          Hollywood Casino Shreveport, 13.000%,
                       due 08/01/06                                   1,075,000
  1,000,000          International Game Technology, 8.375%,
                       due 05/15/09                                   1,030,000
  3,250,000          Park Place Entertainment Corp., 8.875%,
                       due 09/15/08                                   3,323,125
  1,000,000          Stations Casinos, Inc., 9.750%,
                       due 04/15/07                                   1,030,000
  1,675,000          Stations Casinos, Inc., 9.875%,
                       due 07/01/10                                   1,750,375
  1,500,000          Trump Atlantic City Associates, Inc.,
                       11.250%, due 05/01/06                            997,500
  1,600,000          Venetian Casino Resort LLC, 14.250%,
                       due 11/15/05                                   1,648,000
                                                                  -------------
                                                                     12,722,125
                                                                  -------------
                     Health Care: 1.98%
  2,100,000          Columbia/HCA Healthcare Corp. 7.250%,
                       due 05/20/08                                   2,059,359
  2,000,000          Tenet Healthcare Corp., 8.125%, due 12/01/08     2,065,000
                                                                  -------------
                                                                      4,124,359
                                                                  -------------
                     Homebuilders/Real Estate: 2.74%
  3,000,000          DR Horton, Inc., 8.375%, due 06/15/04            3,015,000
  1,125,000          Lennar Corp., 7.625%, due 03/01/09               1,085,785
  1,500,000          Lennar Corp., 9.950%, due 05/01/10               1,620,000
                                                                  -------------
                                                                      5,720,785
                                                                  -------------
                     Hotels: 2.45%
    900,000          HMH Properties, Inc., 7.875%, due 08/01/08         859,500
  2,900,000     #    Meristar Hospitality Corp., 9.125%,
                       due 01/15/11                                   2,972,500
  1,250,000          Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                   1,268,750
                                                                  -------------
                                                                      5,100,750
                                                                  -------------
                     Paper: 1.48%
  2,175,000     @@   Doman Industries Ltd., 8.750%,
                       due 03/15/04                                   1,228,875
    900,000     #    Stone Container Corp., 9.750%, due 02/01/11        922,500
    900,000     #@@  Tembec Industries, Inc., 8.500%,
                       due 02/01/11                                     927,000
                                                                  -------------
                                                                      3,078,375
                                                                  -------------
                     Publishing: 0.92%
  2,250,000          Mail-Well Corp., 8.750%, due 12/15/08            1,923,750
                                                                  -------------
                     Rail Transport: 0.99%
  2,000,000     #    Kansas City Southern Railway Co., 9.500%,
                       due 10/01/08                                   2,070,000
                                                                  -------------
                     Specialty Retail: 3.20%
  2,000,000          Big 5 Corp., 10.875%, due 11/15/07               1,850,000
  1,875,000          JoAnn Stores, Inc., 10.375%, due 05/01/07        1,209,375
  1,000,000          Musicland Group, Inc., 9.875%, due 03/15/08      1,050,000
  3,088,000     XX   Tuesday Morning Corp., 11.000%, due 12/15/07     2,563,040
                                                                  -------------
                                                                      6,672,415
                                                                  -------------
                     Steel: 3.09%
  3,205,000          AK Steel Corp., 9.125%, due 12/15/06             3,205,000
    875,000          AK Steel Corp., 7.875%, due 02/15/09               818,125
    325,000          Armco, Inc., 9.000%, due 09/15/07                  303,875
  2,950,000          Metals USA, Inc., 8.625%, due 02/15/08           2,109,250
                                                                  -------------
                                                                      6,436,250
                                                                  -------------
                     Supermarkets: 0.36%
    720,000     #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                     745,200
                                                                  -------------
                     Technology: 4.99%
  2,500,000     #    Amkor Technology, Inc., 9.250%,
                       due 02/15/08                                   2,387,500
    500,000          Amkor Technology, Inc., 10.500%,
                       due 05/01/09                                     482,500
  1,975,000          Fairchild Semiconductor Corp., 10.125%,
                       due 03/15/07                                   1,866,375
    700,000     #    Fairchild Semiconductor Corp., 10.500%,
                       due 02/01/09                                     675,500
  1,050,000     @@   Filtronic PLC, 10.000%, due 12/01/05               813,750
  2,795,000     @@   Flextronics International Ltd., 8.750%,
                       due 10/15/07                                   2,655,250
  4,675,000          Zilog, Inc., 9.500%, due 03/01/05                1,519,375
                                                                  -------------
                                                                     10,400,250
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund              PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

                     Telecommunications: 19.05%
$ 5,000,000     @@   Call Net Enterprises, Inc., 9.375%,
                       due 05/15/09                               $   1,375,000
  2,350,000          Crown Castle International Corp., 9.500%,
                       due 08/01/11                                   2,344,125
  2,000,000          Exodus Communications, Inc., 11.250%,
                       due 07/01/08                                   1,610,000
  4,000,000          Flag Telecommunication Holdings LTD,
                       11.625%, due 03/30/10                          3,060,000
  3,000,000          Global Crossing Holdings Ltd., 9.625%,
                       due 05/15/08                                   2,842,500
  1,000,000          Global Crossing Holdings Ltd., 9.500%,
                       due 11/15/09                                     942,500
  1,925,000          Globix Corp., 12.500%, due 02/01/10                567,875
  4,100,000          Intermedia Communications, Inc., 9.500%,
                       due 03/01/09                                   4,079,500
  2,000,000          ITC Delta Communications, Inc., 9.750%,
                       due 11/15/08                                   1,610,000
  4,350,000          Level 3 Communications, Inc., 9.125%,
                       due 05/01/08                                   3,110,250
  4,000,000          Madison River Capital LLC, 13.250%,
                       due 03/01/10                                   2,900,000
  2,100,000          McLeodUSA, Inc., 11.375%, due 01/01/09           2,068,500
  4,000,000          Metromedia Fiber Network, Inc., 10.000%,
                       due 11/15/08                                   3,340,000
  2,000,000          MGC Communications, Inc., 13.000%,
                       due 04/01/10                                     790,000
  2,850,000          Nextel Communications, 9.375%, due 11/15/09      2,429,625
  4,500,000          Nextlink Communications, 10.750%,
                       due 11/15/08                                   2,677,500
  2,790,000     XX   Northeast Optic, 12.750%, due 08/15/08           1,102,050
  5,250,000          Rhythms Netconnections, Inc., 12.750%,
                       due 04/15/09                                     682,500
  2,275,000          Williams Communications Group, 10.875%,
                       due 10/01/09                                   1,672,125
  1,900,000          Winstar Communication, Inc., 12.500%,
                       due 04/15/08                                     503,500
                                                                  -------------
                                                                     39,707,550
                                                                  -------------
                     Textiles: 0.42%
    900,000          Norton McNaughton, Inc., 12.500%,
                       due 06/01/05                                     877,500
                                                                  -------------
                     Transportation excluding Air/Rail: 0.48%
  1,000,000     #    Travelcenters America, Inc., 12.750%,
                       due 05/01/09                                     995,000
                                                                  -------------
                     Total Corporate Bonds (Cost $208,986,150)    $ 192,504,070
                                                                  -------------

Number of                                                             Market
Warrants                            Security                          Value
--------------------------------------------------------------------------------

WARRANTS: 0.00%
                     Building Materials: 0.00%
      3,100     @#   Dayton Superior
                XX   Corp., Exp. 06/15/09                                    31
                                                                  -------------
                     Transportation excluding Air/Rail: 0.00%
      3,000     @#   Travelcenters America, Inc., Exp. 11/14/01           3,000
                                                                  -------------
                     Total Warrants (Cost $34,739)                        3,031
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $209,020,889)                          192,507,101
                                                                  -------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS: 7.00%

                     Repurchase Agreement: 7.00%
$14,585,000          State Street Repurchase Agreement dated
                       03/30/01, 5.180% due 04/02/01, $14,591,296
                       to be received upon repurchase
                       (Collateralized by $14,375,000 U.S.
                       Treasury Note, 5.625% Market Value
                       $14,878,125, due 09/30/01)                 $  14,585,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $ 223,605,889)*              99.34%  $ 207,092,101
                     Other Assets and Liabilities-Net      0.66%      1,377,813
                                                        -------   -------------
                     Net Assets                          100.00%  $ 208,469,914
                                                        =======   =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
XX Value of securities obtained from one or more dealers making markets in the securities have been adjusted based on the Fund's valuation procedures.
@@   Foreign Issuer
* Cost for federal income tax purposes is $224,208,389. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                     $   4,892,831
                Gross Unrealized Depreciation                       (22,009,119)
                                                                  -------------
                Net Unrealized Depreciation                       $(17,116,288)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II           PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 86.81%
                     Aerospace: 0.51%
$ 3,000,000     XX   Simula, Inc., 8.000%, due 05/01/04           $   1,500,000
                                                                  -------------
                     Airlines: 1.80%
  1,375,000          Amtran, Inc., 10.500%, due 08/01/04              1,196,250
  4,000,000          Atlas Air, Inc., 9.375%, due 11/15/06            4,040,000
                                                                  -------------
                                                                      5,236,250
                                                                  -------------
                     Broadcasting: 0.77%
  5,300,000     XX   Brill Media Co., LLC, 12.000%,
                       due 12/15/07                                   2,252,500
                                                                  -------------
                     Building Materials: 0.50%
  1,400,000          Dayton Superior Corp., 13.000%,
                       due 06/15/09                                   1,449,000
                     Cable: 12.96%
  1,005,000          Adelphia Communications Corp., 10.875%,
                       due 10/01/10                                   1,070,325
  4,000,000          Century Communications Corp., 0.000%,
                       due 01/15/08                                   1,920,000
  4,750,000          Charter Communications Holdings, 11.125%,
                       due 01/15/11                                   5,094,375
  4,500,000          Classic Cable, Inc., 9.375%, due 08/01/09        2,700,000
  3,075,000          Classic Cable, Inc., 10.500%, due 03/01/10       1,860,375
  4,450,000          Echostar Communications Corp., 9.250%,
                       due 02/01/06                                   4,466,688
  3,200,000          Intermedia Communications, Inc., 9.500%,
                       due 03/01/09                                   3,184,000
  5,625,000          Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                   3,965,625
  5,825,000     +    NTL, Inc., 0/9.750%, due 04/01/08                3,363,938
  2,775,000     @@   Star Choice Communications, 13.000%,
                       due 12/15/05                                   3,024,750
  5,000,000     +@@  Telewest PLC, 0/11.375%, due 02/01/10            2,925,000
  2,340,000          United International Holdings, 10.750%,
                       due 02/15/08                                   1,134,900
  9,100,000     +@@  United Pan-Europe Communications NV,
                       0/13.750%, due 02/01/10                        3,048,500
                                                                  -------------
                                                                     37,758,476
                                                                  -------------
                     Capital Goods: 1.37%
  4,075,000          Terex Corp., 8.875%, due 04/01/08                3,850,875
    155,000          Terex Corp., 8.875%, due 04/01/08                  146,475
                                                                  -------------
                                                                      3,997,350
                                                                  -------------
                     Chemicals: 1.19%
  1,150,000          Buckeye Cullulose Corp., 9.250%,
                       due 09/15/08                                   1,144,250
  4,975,000          Sterling Chemicals, Inc., 11.750%,
                       due 08/15/06                                   2,325,813
                                                                  -------------
                                                                      3,470,063
                                                                  -------------
                     Conglomerates: 1.21%
  4,500,000          Blount, Inc., 7.000%, due 06/15/05               3,510,000
                                                                  -------------
                     Consumer Products: 1.48%
  1,050,000          French Fragrances, Inc., 10.375%,
                       due 05/15/07                                   1,047,375
  3,250,000          Simmons Co., 10.250%, due 03/15/09               3,250,000
                                                                  -------------
                                                                      4,297,375
                                                                  -------------
                     Containers: 1.51%
  4,290,000          Owens Illinois, Inc., 7.850%, due 05/15/04       3,582,150
  5,000,000     **   Russel Stanley
                XX   Holdings, Inc., 10.875%, due 02/15/09              825,000
                                                                  -------------
                                                                      4,407,150
                                                                  -------------
                     Diversified Media: 0.73%
  8,700,000     +XX  DIVA Systems Corp., 0/12.625%, due 03/01/08      1,899,210
  4,750,000     XX   Source Media, Inc., 12.000%, due 11/01/04          225,625
                                                                  -------------
                                                                      2,124,835
                                                                  -------------
                     Electrical Utilities: 5.43%
  1,050,000          AES Corp., 9.500%, due 06/01/09                  1,113,000
  4,530,000          AES Corp., 9.375%, due 09/15/10                  4,779,150
  5,670,000          Calpine Corp., 8.625%, due 08/15/10              5,874,902
  3,800,000          CMS Energy Corp., 9.875%, due 10/15/07           4,070,343
                                                                  -------------
                                                                     15,837,395
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II           PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

                     Energy: 10.11%
$ 3,200,000          Clark Refining & Marketing , Inc., 8.375%,
                       due 11/15/07                               $   2,480,000
  2,100,000     #@@  Compagnie Generale de Geophysique, 10.625%,
                       due 11/15/07                                   2,241,750
  8,110,000          Energy Corp of America, 9.500%,
                       due 05/15/07                                   6,711,025
  2,815,000          Gulfmark Offshore, Inc., 8.750%,
                       due 06/01/08                                   2,836,113
  1,848,367     #@@  Hurricane Hydrocarbons, 16.000%,
                       due 12/31/01                                   1,799,847
  7,300,000     @@   Northerm Offshore ASA, 10.000%,
                       due 05/15/05                                   5,219,500
  3,275,000          Parker Drilling Co., 9.750%, due 11/15/06        3,389,625
  1,500,000          RBF Finance Co., 11.000%, due 03/15/06           1,866,253
  4,400,000          United Refining Co., 10.750%, due 06/15/07       2,931,500
                                                                  -------------
                                                                     29,475,613
                                                                  -------------
                     Entertainment: 1.73%
  5,000,000          Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                   3,225,000
  2,100,000     +    Ascent Entertainment Group, Inc., 0/11.875%,
                       due 12/15/04                                   1,827,000
                                                                  -------------
                                                                      5,052,000
                                                                  -------------
                     Environmental: 1.11%
  3,150,000          Allied Waste of North America, 10.000%,
                       due 08/01/09                                   3,228,750
                                                                  -------------
                     Finance: 3.64%
  5,130,000          NEFF Corp., 10.250%, due 06/01/08                2,180,250
  3,000,000          NEFF Corp., 10.250%, due 06/01/08                1,275,000
  2,000,000          Penhall International Corp., 12.000%,
                       due 08/01/06                                   1,980,000
    550,000          United Rentals, Inc., 8.800%, due 08/15/08         486,750
  1,450,000          United Rentals, Inc., 9.250%, due 01/15/09       1,312,250
  3,600,000          United Rentals, Inc., 9.000%, due 04/01/09       3,222,000
    500,000     #XX  Westways Funding II LTD, 22.125%,
                       due 01/29/03                                     150,000
                                                                  -------------
                                                                     10,606,250
                                                                  -------------
                     Food/Beverage: 1.78%
  1,925,000          Packaged Ice, Inc., 9.750%, due 02/01/05         1,674,750
  3,850,000          Standard Commercial Corp., 8.875%,
                       due 08/01/05                                   3,522,750
                                                                  -------------
                                                                      5,197,500
                                                                  -------------
                     Gaming: 7.24%
    750,000          Anchor Gaming, 9.875%, due 10/15/08                800,625
  4,000,000          Hollywood Casino Shreveport, 13.000%,
                       due 08/01/06                                   4,300,000
  5,500,000          Park Place Entertainment Corp., 8.875%,
                       due 09/15/08                                   5,623,750
    975,000          Station Casinos, Inc., 9.750%, due 04/15/07      1,004,250
  4,450,000          Station Casinos, Inc., 9.875%, due 07/01/10      4,650,250
  4,000,000          Trump Atlantic City Associates, Inc.,
                       11.250%, due 05/01/06                          2,660,000
  2,000,000          Venetian Casino Resort LLC, 14.250%,
                       due 11/15/05                                   2,060,000
                                                                  -------------
                                                                     21,098,875
                                                                  -------------
                     Health Care: 0.87%
  2,575,000          Columbia/HCA Healthcare Corp., 7.250%,
                       due 05/20/08                                   2,525,166
                                                                  -------------
                     Homebuilders/Real Estate: 1.04%
  1,725,000          Lennar Corp., 7.625%, due 03/01/09               1,664,870
  1,275,000          Lennar Corp., 9.950%, due 05/01/10               1,377,000
                                                                  -------------
                                                                      3,041,870
                                                                  -------------
                     Hotels: 0.70%
  2,000,000          Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                   2,030,000
                                                                  -------------
                     Paper: 1.28%
  6,575,000     @@   Doman Industries Ltd., 8.750%, due 03/15/04      3,714,875
                                                                  -------------
                     Publishing: 1.45%
  4,925,000          Mail-Well Corp., 8.750%, due 12/15/08            4,210,875
                                                                  -------------
                     Rail Transportation: 0.98%
  2,750,000     #    Kansas City Southern Railway Co., 9.500%,
                       due 10/01/08                                   2,846,250
                                                                  -------------
                     Specialty Retail: 1.51%
  1,600,000          Amazon.Com, Inc., 10.000%, due 05/01/08            936,000
  1,000,000          Big 5 Corp., 10.875%, due 11/15/07                 925,000
  2,400,000          JoAnn Stores, Inc., 10.375%, due 05/01/07        1,548,000
    950,000          Musicland Group, Inc., 9.875%, due 03/15/08        997,500
                                                                  -------------
                                                                      4,406,500
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II           PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

                     Steel: 1.62%
$   715,000          AK Steel Corp., 9.125%, due 12/15/06         $     715,000
  1,925,000          AK Steel Corp., 7.875%, due 02/15/09             1,799,875
    550,000          Armco, Inc., 9.000%, due 09/15/07                  514,250
  2,350,000          Metals USA, Inc., 8.625%, due 02/15/08           1,680,250
                                                                  -------------
                                                                      4,709,375
                                                                  -------------
                     Supermarkets: 0.44%
    890,000     #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                     921,150
  4,250,000     XX   Richmont Marketing Specialists, 10.125%,
                       due 12/15/07                                     361,250
                                                                  -------------
                                                                      1,282,400
                                                                  -------------
                     Technology: 1.51%
  3,400,000          Natural Microsystems Corp., 5.000%,
                       due 10/15/05                                   1,887,000
  7,750,000          Zilog, Inc., 9.500%, due 03/01/05                2,518,750
                                                                  -------------
                                                                      4,405,750
                                                                  -------------
                     Telecommunications: 19.66%
    700,000     @@   Call Net Enterprises, Inc., 8.000%,
                       due 08/15/08                                     216,125
 14,500,000     +@@  Call Net Enterprises, Inc., 0/8.940%,
                       due 08/15/08                                   2,537,500
  7,500,000     #    Colo Com, 13.875%, due 03/15/10                  1,312,500
  1,750,000          Flag Telecommunications Holdings LTD,
                       11.625%, due 03/30/10                          1,338,750
  3,350,000          Global Crossing Holdings LTD, 9.500%,
                       due 11/15/09                                   3,157,375
  5,780,000          Globix Corp, 12.500%, due 02/01/10               1,705,100
  3,600,000     +**  ICG Services, Inc., 0/10.000%, due 02/15/08        216,000
    900,000          ITC DeltaCom Inc., 8.875%, due 03/01/08            706,500
  1,000,000          ITC DeltaCom Inc., 9.750%, due 11/15/08            805,000
  8,000,000     +    Level 3 Communications, Inc., 0/12.875%,
                       due 03/15/10                                   3,080,000
  6,200,000          Madison River Capital LLC, 13.250%,
                       due 03/01/10                                   4,495,000
  1,675,000          Mcleodusa, Inc., 11.375%, due 01/01/09           1,649,875
  3,000,000          Metromedia Fiber Network, Inc., 10.000%,
                       due 11/15/08                                   2,505,000
  1,900,000          Metromedia Fiber Network, Inc., 10.000%,
                       due 12/15/09                                   1,586,500
 10,195,500     XX   Metromedia International Group, Inc.,
                       10.500%, due 09/30/07                          2,293,987
 10,100,000          MGC Communications, Inc., 13.000%,
                       due 04/01/10                                   3,989,500
  5,500,000     +    Nextel Communications, Inc., 0/9.950%,
                       due 02/15/08                                   3,753,750
  8,000,000     +    Nextlink Communications, Inc., 0/12.250%
                       due 06/01/09                                   2,840,000
  7,900,000     XX   Northeast Optic, 12.750%, due 08/15/08           3,120,500
  9,000,000     @@   Poland
                **   Telecommunications Finance BV, 14.000%,
                       due 12/01/07                                     135,000
 10,500,000          Rhythms Netconnections, Inc., 12.750%,
                       due 04/15/09                                   1,365,000
  1,300,000          Rhythms Netconnections, Inc., 14.000%,
                       due 02/15/10                                     136,500
  8,500,000     #**  SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                          --
  3,800,000     #**  SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                          --
  5,000,000     #**  SA Telecommunications, Inc.,10.000%,
                       due 08/15/06                                          --
  8,267,451     **X  US Interactive, 12.000%, due 04/17/05            2,800,764
  5,225,000     +    US Unwired, Inc., 0/13.375%, due 11/01/09        2,664,750
  5,500,000     @@   Versatel Telecommunications International,
                       11.875%, due 07/15/09                          3,272,500
 17,500,000     +&&  Viatel, Inc., 0/12.500%, due 04/15/08            2,493,750
  2,000,000          Williams Communications Group, 10.875%,
                       due 10/01/09                                   1,470,000
  6,250,000     &&   Winstar Communications, Inc., 12.750%,
                       due 04/15/10                                   1,656,250
                                                                  -------------
                                                                     57,303,476
                                                                  -------------
                     Transportation excluding Air/Rail: 0.68%
  2,000,000          Travelcenters America, Inc., 12.750%,
                       due 05/01/09                                   1,990,000
                                                                  -------------
                     Total Corporate Bonds (Cost $348,965,181)      252,965,919
                                                                  -------------

Shares                              Security                          Value
--------------------------------------------------------------------------------

COMMON STOCK: 0.57%
                     Conglomerates: 0.04%
      2,350     @X   Jordan Telecommunications                          122,200
                                                                  -------------
                     Energy: 0.15%
    866,408     @    Orion Refining Corp.                               451,840
                                                                  -------------
                     Healthcare: 0.19%
    250,000     @    Trinity Biotech PLC ADR                            562,500
                                                                  -------------
                     Restaraunts: 0.00%
      1,219     @    International Fast Food Corp.                        5,179
                                                                  -------------
                     Telecommunications: 0.18%
     61,806     @    Adelphia Business Solutions                        293,579
     89,000     @XX  Completel Europe NV                                208,260
    483,445     @    International Wireless Communications                4,834
                                                                  -------------
                                                                        506,673
                                                                  -------------
                     Transportation excluding Air/Rail: 0.01%
      2,000     @    CHC Helicopter Corp.                                17,750
                                                                  -------------
                     Total Common Stock (Cost $ 57,021,117)           1,666,142
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II           PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                              Security                          Value
--------------------------------------------------------------------------------

PREFERRED STOCK: 4.57%
                     Consumer Products: 0.02%
    100,000     XX   Commemorative Brands, Inc.                   $      50,000
                                                                  -------------
                     Food/Beverage: 1.64%
    953,239     XX   North Atlantic Trading, Inc.                     4,766,194
                                                                  -------------
                     Restaraunts: 0.00%
    144,883     @X   International Fastfood Corp.                            --
                                                                  -------------
                     Steel: 0.14%
     10,000     @@   International Utility Structures, Inc.             402,500
        456     @@#  International Utility Structures, Inc.              18,353
                                                                  -------------
                                                                        420,853
                                                                  -------------
                     Telecommunications: 2.77%
     94,526     XX   Adelphia Business Solutions                      4,679,056
     16,500     @@   Global Crossing Ltd.                             2,598,750
     25,770          XO Communications, Inc.                            805,312
                                                                  -------------
                                                                      8,083,118
                                                                  -------------
                     Total Preferred Stock (Cost $59,848,741)        13,320,165
                                                                  -------------

Number of
Warrants                            Security                          Value
--------------------------------------------------------------------------------

WARRANTS: 0.30%
                     Convenience Stores: 0.01%
     28,631     @    Dairy Mart Convenience Stores,
                       Exp. 12/01/01                              $      17,179
                                                                  -------------
                     Diversified Media: 0.02%
     26,100     @XX  Diva Sysytems Corp., Exp. 03/01/08                  52,200
                                                                  -------------
                     Energy: 0.00%
  1,500,000     @    Mexico (UTD MEX ST), Exp. 06/30/03                      --
                                                                  -------------

                     Finance: 0.00%
      5,000     @XX  Olympic Financial LTD, Exp. 03/15/07                    50
                                                                  -------------

                     Food/Beverage: 0.16%
      6,100     @XX  North Atlantic Trading, Inc.,
                       Exp. 06/15/07                                         61
     21,705     @    Packaged Ice, Inc., Exp. 04/15/04                  455,805
                                                                  -------------
                                                                        455,866
                                                                  -------------
                     Services: 0.00%
     92,950     @XX  Comforce Corp., Exp. 12/01/09                          930
                                                                  -------------
                     Specialty Retail: 0.00%
        100     @    Electronic Retailing Systems International,
                       Exp. 02/01/04                                        100
                                                                  -------------
                     Steel: 0.00%
     12,500     @    Sheffield Steel Corp., Exp. 11/01/01                    --
                                                                  -------------
                     Telecommunications: 0.09%
     10,000     @    CellNet Data Systems, Inc. Exp. 09/15/07             5,000
      7,500     @    Colo Com, Exp. 03/15/10                                 75
    177,000     @    Geotek Communications, Inc., Exp. 06/20/01           1,770
      6,600     @    ICG Communications, Inc. Exp. 09/15/05                 827
      9,500     @    McCaw International LTD Exp. 04/15/07              267,187
      7,000     @XX  Poland Telekom, Exp. 06/01/06                           70
      7,000     @XX  Poland Telekom, Exp. 03/31/03                           70
      9,000     @    Poland Telecommunications Finance BV,
                       Exp. 12/01/07                                      1,125
      9,300     @    UNIFI Commmunications Exp. 12/31/03                     93
      3,833     @**  US Interactive, Exp. 03/31/05                           --
                                                                  -------------
                                                                        276,217
                                                                  -------------
                     Transportation excluding Air/Rail: 0.02%
      6,000     @    Travelcenters America, Inc., Exp. 03/14/10          63,000
                                                                  -------------
                     Total Warrants (Cost $ 1,479,991)                  865,542
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $467,315,030)                          268,817,768
                                                                  -------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 3.53%
                     Repurchase Agreement: 3.53%
$10,291,000          State Street Repurchase Agreement dated
                       03/30/01, 5.180% due 04/02/01,
                       $10,295,442 to be received upon
                       repurchase (Collateralized by
                       $10,370,000 U.S. Treasury Notes, 4.750%
                       due 02/15/04, Market Value $10,499,625)    $  10,291,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $477,606,030)*               95.78%  $ 279,108,768
                     Other Assets and Liabilities-Net      4.22%     12,310,442
                                                        -------   -------------
                     Net Assets                          100.00%  $ 291,419,210
                                                        =======   =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securties Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign issuer
**   Defaulted security
&&   Became a defaulted security subsequent to March 31, 2001.
X Fair value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is $478,427,181. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                     $   7,530,803
                Gross Unrealized Depreciation                      (206,849,216)
                                                                  -------------
                Net Unrealized Depreciation                       $(199,318,413)
                                                                  =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the period ended March 31, 2001 were as follows:

Fund Name                   Type     Per Share Amount
---------                   ----     ----------------
GNMA Fund
  Class A                    NII         $0.1207
  Class B                    NII         $0.1094
  Class C                    NII         $0.1090
Strategic Income Fund
  Class A                    NII         $0.5917
  Class B                    NII         $0.5547
  Class C                    NII         $0.5513
  Class Q                    NII         $0.5983
High Yield Fund
  Class A                    NII         $0.4275
  Class B                    NII         $0.4022
  Class C                    NII         $0.4024
  Class M                    NII         $0.4102
  Class Q                    NII         $0.4305
High Yield Fund II
  Class A                    NII         $0.8602
  Class B                    NII         $0.8109
  Class C                    NII         $0.8111
  Class T                    NII         $0.8372
  Class Q                    NII         $0.8653

----------
NII -- Net investment income

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIANS
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                              QINCANN033101-052901

                         GRAPHICS DESCRIPTION APPENDIX


The cover of the prospectuses has an image of the earth set behind the type similar to a watermark that crosses over on both the front and back cover pages. The ING Pilgrim Logo which is a lion at rest between the words ING and Pilgrim appears at the top of the outside front cover.

There are four icon sized graphics used throughout the prospectus as follows:

1. In the sections describing the objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the investment strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.